SCHEDULE 14A
                              (Rule 14a-101)
                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(A) of the
          Securities Exchange Act of 1934 (Amendment No. 1)
Filed by the  Registrant [X]
filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement    [ ]  Confidential, for  Use of the Commission
                                        Only (as determined by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     ENERGY CONVERSION DEVICES, INC.
--------------------------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      (5)   Total fee paid:

            --------------------------------------------------------------------

            [ ] Fee paid previously with preliminary materials.

            --------------------------------------------------------------------

            [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1) Amount Previously Paid:

                ----------------------------------------------------------------

            (2) Form, Schedule or Registration Statement No.:

                ----------------------------------------------------------------
            (3) Filing Party:

                ----------------------------------------------------------------

            (4)  Date Filed:

                 ---------------------------------------------------------------

                                                          February 1999

Dear ECD Stockholders:

I am writing this personal letter to ask you to give special attention to this year's Proxy Statement.

As you know, ECD has been my life's work, and Iris's, to solve societal problems and build shareholder value through technology. From early on, Iris and I have had stock with special voting powers to protect the company from takeovers that would appropriate the fruits of our technology without paying full value to the stockholders.

You, the stockholders, have extended these voting powers periodically, and it is now time to do it again. Also, I have been giving great attention to the issue of management continuity. Iris and I are so pleased that Bob Stempel has joined us as a true partner. Because we have worked so closely and well with Bob for several years, we believe deeply that he is the best conceivable successor to manage the company and realize the full fruits of our dominating technological position. To do this, Bob should have the same special voting powers after us.


One further observation about why these voting powers held by both Iris and me, and later Bob, are important to you and the company. Several times within the last few years, large companies have told us, "Why should we pay you royalties or be concerned about your suing us for patent infringement? We can just as easily buy the whole company." Because of the special voting powers, the threats have receded. But, if we did not have the special voting powers, this type of threat would be very real. Just last fall, a high-tech company, Quickturn Design Systems, which had successfully asserted its patents against a competitor and sought $225 million in damages, found itself subject to a takeover by the competitor. It was apparently cheaper for the competitor to buy control than pay the damages, even if that meant paying a significant premium to obtain control of the target company. The takeover target did not have the protection of special voting powers, and the courts turned down the target's defensive strategy, resulting, it seems, in a takeover. This is just the fate we want to avoid.

Your board of directors has thoroughly considered that the special voting rights may discourage a takeover of ECD in which the stockholders might receive a premium for their shares. However, the board has determined that any perceived short-term benefits to stockholders as a result of a takeover are significantly outweighed by the long-term benefits to stockholders in extending the special voting rights in order to realize the true value of your Company. Your board recommends the adoption of these proposals.


So, I urge you to read the enclosed Proxy Statement carefully for a thorough understanding of the importance of these proposals to your company, and make sure that you vote FOR extending the special voting powers of the Class A Common Stock another six years (until September 30, 2005) (Item 3) and FOR creating a special Class B Common Stock to be placed in Bob Stempel's hands, which will have the same special voting powers when we no longer have them (Item 4).


You can look forward to receiving shortly the 1998 Letter to Stockholders and the new technology and product brochure. Thank you for your interest in Energy Conversion Devices and your support for our efforts.


                                                   Sincerely,



                                                   Stanford R. Ovshinsky

                                            [LOGO]



                               ENERGY CONVERSION DEVICES, INC.

                                     1675 West Maple Road
                                     Troy, Michigan 48084




Dear Stockholder:

     The Annual Meeting of the Stockholders of Energy Conversion Devices, Inc. will be held at _______ (E.S.T.) on March 25, 1999 at _________________________.
If you plan to attend, we would appreciate your calling the Investor Relations department at (248)280-1900.
                                                   Sincerely,



                                                   Robert C. Stempel
                                                   Chairman of the Board

                               ENERGY CONVERSION DEVICES, INC.
                                    ----------------------

                              NOTICE OF MEETING OF STOCKHOLDERS
                                    ----------------------
                                                                  Troy, Michigan
                                                               February 15, 1999
To the Stockholders of ENERGY CONVERSION DEVICES, INC.:

     NOTICE is hereby given that the Annual Meeting of Stockholders (the "Meeting") of ENERGY CONVERSION DEVICES, INC. (the "Company") will be held at ______ (E.S.T.) on Thursday, March 25, 1999 at
___________________________________. The purpose of the Meeting is to:

        1. Elect fourteen directors to hold office until the next Annual Meeting of the stockholders of the Company;

        2. Approve the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending June 30, 1999;

        3. Consider and act upon a proposal of the Board of Directors to amend the Company's Certificate of Incorporation to change the date on which shares of the Company's Class A Common Stock, par value $.01 per share ("Class A Common Stock"), is deemed to be converted into shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), from September 14, 1999 to September 30, 2005;

        4. Consider and act upon a proposal of the Board of Directors to increase the Company's authorized capital stock to 20,930,000 shares and to amend the Company's Certificate of Incorporation to authorize 430,000 shares of a new Class B Common Stock, par value $.01 per share ("Class B Common Stock"); and


        5. Transact such other business as may properly come before the Meeting.

        The Company's Annual Report on Form 10-K for its fiscal year ended June 30, 1998 accompanies the enclosed Proxy Statement.

        Whether or not you expect to attend the Meeting in person, please sign, date and return the accompanying Proxy in the enclosed prepaid envelope. If you attend the Meeting, you may vote in person even though you have already signed and returned a Proxy.


                                                          Cordially,



                                                          Robert C. Stempel
                                                          Chairman of the Board

                                        PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Energy Conversion Devices, Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at _____________________________ on March 25, 1999 at
______ (E.S.T.) for the purposes set forth in the accompanying Notice of Meeting of Stockholders.


        Voting Rights of Stockholders. Holders of record of the Company's Common Stock at the close of business on January 25, 1999 are entitled to vote at the Meeting. As of January 25, 1999, there were outstanding 12,994,193 shares of Common Stock, par value $.01 per share ("Common Stock"), and 219,913 shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"). Each share of Common Stock is entitled to one vote per share and each share of Class A Common Stock is entitled to 25 votes per share. Both classes vote as one class on all matters, including the election and removal of directors, except that with respect to (i) a merger or consolidation of the Company with another corporation, (ii) the liquidation or dissolution of the Company, (iii) the sale of all or substantially all of the assets of the Company, (iv) an amendment to the Company's Certificate of Incorporation for which class voting is required by
Section 242 of the Delaware General Corporation Law, or (v) the authorization of additional shares of Common Stock or Class A Common Stock, the affirmative vote of a majority of the outstanding shares of Common Stock and the majority of the outstanding shares of Class A Common Stock, voting as separate classes, is required. Section 242 of the Delaware General Corporation Law provides that "the holders of the outstanding shares of a class shall be entitled to vote as a class upon a proposed amendment [to the corporation's certificate of incorporation], whether or not entitled to vote thereon by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely."


        Stanford R. Ovshinsky and his wife, Dr. Iris M. Ovshinsky, executive officers, directors and founders of the Company, own of record 153,420 and 65,601 shares, respectively (or approximately 69.8 percent and 29.8 percent, respectively), of the outstanding shares of Class A Common Stock, with the balance of the outstanding shares (892 shares) owned by members of their family. Mr. and Dr. Ovshinsky also own of record 10,399 shares of Common Stock. In addition, as of January 25, 1999, Mr. Ovshinsky had the right to vote 126,500 shares of Common Stock (the "Sanoh Shares") owned by Sanoh Industrial Co., Ltd. ("Sanoh") under the terms of an agreement dated November 3, 1992 between the Company and Sanoh.

       Record Date.   Stockholders  of  record  as  of  the close of business on
January 25, 1999 will be entitled to vote at the Meeting.

        Quorum. The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of record of the Common Stock and Class A Common Stock as of the close of business on the record date. If a stockholder withholds its vote for the election of directors or abstains from voting on the other proposals to be considered at the Meeting, the shares owned by such stockholder will be considered to be present at the Meeting for purposes of establishing the presence or absence of a quorum for the transaction of business. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain shares to vote on any proposal, those shares will also be considered to be present at the Meeting for purposes of establishing the presence or the absence of a quorum for the transaction of business.

        Required Vote. The affirmative vote of a plurality of the votes cast at the Meeting will be required to elect the directors of the Company. Because directors are elected by a plurality vote, abstentions and withheld votes have no impact in the election of directors once a quorum is established.

        The affirmative vote of a majority of the votes cast at the Meeting will be required to approve the proposal with respect to the appointment of the Company's independent accountants. Abstentions will be considered as votes cast with respect to such proposal and will have the same effect as a vote against the proposal.

        The affirmative vote of a majority of the combined voting power of the outstanding Common Stock and Class A Common Stock, voting together as a single class, will be required to approve the remaining proposals to be considered at the Meeting. Because of this requirement, abstentions and broker non-votes on such proposals will have the same effect as a vote against the proposals.


        All of the directors and officers of the Company, including Stanford R. Ovshinsky, Iris M. Ovshinsky and Robert C. Stempel have advised the Company that they intend to vote FOR each of the proposals set forth in the accompanying Notice of Meeting of Stockholders.


        Voting of Proxies. All shares which are represented by signed proxies received at or prior to the Meeting from stockholders of record as of the close of business on January 25, 1999 will be voted at the Meeting. Unless a stockholder specifies otherwise, all Proxies will be voted FOR each of the proposals set forth in the accompanying Notice of Meeting of Stockholders.

        Revocation of Proxies. A stockholder who executes a Proxy may revoke it by written notice received by the Company at any time before it is voted. Proxies may also be revoked by any subsequently dated Proxy or by the stockholder attending the Meeting and voting in person.

        Other Information. The Company's executive offices are located at 1675 West Maple Road, Troy, Michigan 48084. This Proxy Statement and the accompanying Proxy are being sent to the Company's stockholders on or about February 15, 1999.

        THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 1998, WHICH ACCOMPANIES THIS PROXY STATEMENT, HAS BEEN FURNISHED TO STOCKHOLDERS FOR INFORMATIONAL PURPOSES ONLY AND NO PART THEREOF IS INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT.

        THE COMPANY WILL PROVIDE TO ANY STOCKHOLDER THE EXHIBITS TO ITS 1998 ANNUAL REPORT ON FORM 10-K, AT A COPYING CHARGE OF $.25 PER PAGE, UPON WRITTEN REQUEST TO ENERGY CONVERSION DEVICES, INC., 1675 WEST MAPLE ROAD, TROY, MICHIGAN 48084, ATTENTION: INVESTOR RELATIONS.

                                        ITEM NO. 1

                                   ELECTION OF DIRECTORS

        At the Meeting, the directors are to be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Pursuant to the provisions of the Company's by-laws, the Board of Directors has by resolution set the number of directors comprising the full Board at fourteen. In the unanticipated event that any nominee for director should become unavailable, it is intended that all Proxies will be voted for such substitute nominee as may be designated by the Board of Directors. The affirmative vote of a plurality of the votes cast at the Meeting will be required to elect the directors.

        Information concerning the nominees for election as directors, including the year each nominee first became a director, is set forth below.
                                        ---------------

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ALL FOURTEEN NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.





                             Director
                              of the
                             Company                                           Principal Occupation and
Name                          Since             Office                            Business Experience
----                        --------            ------                         ------------------------

Stanford R. Ovshinsky         1960         President, Chief               Mr. Ovshinsky, 76, the founder and Chief
                                           Executive Officer              Executive Officer of the Company, has been an
                                           and Director                   executive officer and director of the Company since
                                                                          its inception in 1960.  Mr. Ovshinsky is the primary
                                                                          inventor of the Company's technology. Mr.
                                                                          Ovshinsky also serves as: the Chief Executive
                                                                          Officer and director of Ovonic Battery Company,
                                                                          Inc. ("Ovonic Battery"); President, Chief Executive
                                                                          Officer and director of United Solar Systems Corp.
                                                                          ("United Solar"); a member of the Board of
                                                                          Managers of GM Ovonic L.L.C. ("GM Ovonic"); and
                                                                          Co-Chairman of the Board of Directors of Sovlux
                                                                          Co. Ltd. ("Sovlux").  Mr. Ovshinsky is the husband
                                                                          of Dr. Iris M. Ovshinsky.

Iris M. Ovshinsky             1960        Vice President                  Dr. Ovshinsky, 71, co-founder and Vice President
                                          and Director                    of the Company, has been an executive officer and
                                                                          director of the Company since its inception in 1960.
                                                                          Dr. Ovshinsky also serves as a director of Ovonic
                                                                          Battery.  Dr. Ovshinsky is the wife of Stanford R.
                                                                          Ovshinsky.

                                 -3-



Robert C. Stempel             1995         Chairman of the                Mr. Stempel, 65, is Chairman of the Board and
                                           Board, Executive               Executive Director of the Company.  Prior to his
                                           Director and                   election as a director in December 1995, Mr.
                                           Director                       Stempel  served as senior business and technical
                                                                          advisor to Mr. Ovshinsky.  He is also the Chairman
                                                                          of Ovonic Battery and serves on the Board of
                                                                          Managers of GM Ovonic.  From 1990 until his
                                                                          retirement in 1992, he was the Chairman and Chief
                                                                          Executive Officer of General Motors Corporation.
                                                                          Prior to serving as Chairman, he had been
                                                                          President since 1987.  Mr. Stempel serves on the
                                                                          Audit Committee of the Board.

Kenneth R. Baker              1999         Vice Chairman                  Mr. Baker, 51, prior to joining the Company in January
                                           and Director                   1999 as its Vice Chairman, held a variety of positions
                                                                          with General Motors Corporation ("GM") from 1985-1999,
                                                                          including Vice President and General Manager of GM's
                                                                          Distributed Energy Business Unit (1998-1999); Vice
                                                                          Vice President, GM R&D (1993-1998); Program Manager,
                                                                          GM Electric Vehicles (1990-1993).  Mr. Baker is a director of AeroVironment, Inc.

Nancy M. Bacon                1977         Senior Vice                    Mrs. Bacon, 52, joined the Company in 1976 as its
                                           President                      Vice President of Finance and Treasurer.  She
                                           and Director                   became the Senior Vice President of the Company
                                                                          in 1993.  Mrs. Bacon also serves on the Board of
                                                                          Directors of Sovlux and United Solar.

Umberto Colombo               1995         Director                       Prof. Colombo, 71, is Chairman of the Scientific
                                                                          Councils of the ENI Enrico Mattei Foundation and
                                                                          of the Instituto Per l'Ambiente in Italy.  He was
                                                                          Chairman of the Italian National Agency for New
                                                                          Technology, Energy and the Environment until
                                                                          1993 and then served as Minister of Universities
                                                                          and Scientific and Technological Research in the
                                                                          Italian Government until 1994.  Prof. Colombo is
                                                                          also active as a consultant in international science
                                                                          and technology policy institutions related to
                                                                          economic growth.

Hellmut Fritzsche             1969         Vice President                 Dr. Fritzsche, 71, was a professor of Physics at the
                                           and Director                   University of Chicago from 1957 until his retirement
                                                                          in 1996.  He was also Chairman of the Department
                                                                          of Physics, the University of Chicago, until 1986.
                                                                          Dr. Fritzsche has been a Vice President of the
                                                                          Company since 1965, acting on a part-time basis,
                                                                          chiefly in the Company's research and product
                                                                          development activities.

                                 -4-


Joichi Ito                    1995         Director                       Mr. Ito, 32, is President of Digital Garage, KK and
                                                                          Transoceanic Ventures, Inc. as well as a board
                                                                          member of PSINet Japan, KK.  He is an expert on
                                                                          new computer technology and networked
                                                                          information systems and writes and lectures
                                                                          extensively in the United States, Japan and
                                                                          Europe.  Mr. Ito serves as a director and consultant
                                                                          to many companies in the field of information
                                                                          technology.

Seymour Liebman               1997         Director                       Mr. Liebman, 49, currently Executive Vice
                                                                          President and General Counsel at Canon U.S.A.,
                                                                          Inc., has held a variety of positions with Canon
                                                                          since 1974, including Senior Vice President and
                                                                          General Counsel from 1992-1996.  Mr. Liebman
                                                                          also serves on the Board of Directors of United
                                                                          Solar.  He is a director of Zygo Corporation.

Tyler Lowrey                  1999         Vice President                 Mr. Lowrey, 45, prior to joining the Company in
                                           and Director                   January 1999 as a Vice President, held a variety
                                                                          of positions with Micron Technology Inc. (Micron)
                                                                          from 1984-1997, including Vice Chairman, Chief
                                                                          Technology Officer, Chief Operating Officer and
                                                                          Vice President, R&D.  While at Micron, Mr. Lowrey
                                                                          was responsible for DRAM, SRAM, Flash and RFID product
                                                                          development as well as heading up all manufacturing
                                                                          operations, DRAM design, QA and R&D Process Fab.

Walter  J. McCarthy, Jr.      1995         Director                       Mr. McCarthy, 73, until his retirement in 1990, was
                                                                          the Chairman and Chief Executive Officer of Detroit
                                                                          Edison Company.  He has served as a consultant
                                                                          to the Company since  1990.  Until 1995, Mr.
                                                                          McCarthy also served on the Boards of Comerica
                                                                          Bank, Detroit Edison Company and Federal-Mogul
                                                                          Corporation. He is a member of the National
                                                                          Academy of Engineering.  Mr. McCarthy serves as
                                                                          Chairman of the Compensation Committee and on
                                                                          the Audit Committee of the Board.

Florence I. Metz              1995         Director                       Dr. Metz, 69, until her retirement in 1996, held
                                                                          various executive positions with Inland Steel Company:
                                                                          General Manager, New Ventures, Inland Steel Company
                                                                          (1989-1991); General Manager, New Ventures, Inland
                                                                          Steel Industries (1991-1992) and Advanced Graphite
                                                                          Technologies (1992-1993); Program Manager for Business
                                                                          and Strategic Planning at Inland Steel (1993-1996).
                                                                          Dr. Metz also serves on the Board of Directors of
                                                                          Ovonic Battery.  She serves on the Compensation
                                                                          Committee of the Board.





                                 -5-

Nathan J. Robfogel            1990         Director                       Mr. Robfogel, 63, was, until his retirement in 1996,
                                                                          a partner with the law firm of Harter, Secrest & Emery,
                                                                          which he joined in 1959.  Mr. Robfogel is currently
                                                                          Vice President for University Relations of the Rochester
                                                                          Institute of Technology where he was a trustee from
                                                                          1985-1996.  He is a member of the Board of Directors
                                                                          of Genesee Valley Trust Company and Rochester Community
                                                                          Baseball, Inc.  After serving for 12 years as a trustee
                                                                          of Monroe Community College, he was elected an Honorary
                                                                          Trustee.  From 1989 to 1995, Mr. Robfogel served as
                                                                          Chairman of the Board and Chief Executive Officer of
                                                                          the New York State Facilities Development Corporation,
                                                                          a public benefit corporation.

Stanley K. Stynes             1977         Director                       Dr. Stynes, 67, was Dean of the College of
                                                                          Engineering at Wayne State University from 1970
                                                                          to August 1985, and a Professor of Engineering at
                                                                          Wayne State University from 1985 until his
                                                                          retirement in 1992.  He has been involved in
                                                                          various administrative, teaching, research and
                                                                          related activities. Dr. Stynes serves as Chairman
                                                                          of the Audit Committee of the Board.



                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

        The Audit Committee of the Board of Directors (the "Audit Committee") met three times during the fiscal year ended June 30, 1998 and was composed of Stanley K. Stynes (Chairman), Walter J. McCarthy, Jr. and Robert C. Stempel. The principal duties of the Audit Committee are to (i) recommend selection of the Company's independent accountants, (ii) review with the independent accountants the results of their audits, (iii) review with the independent accountants and management the Company's financial reporting and operating controls and the scope of audits, (iv) review all budgets of the Company and its subsidiaries and
(v)  make   recommendations   concerning  the  Company's  financial   reporting,
accounting practices and policies and financial, accounting and operating controls and safeguards.

        The Compensation Committee of the Board of Directors (the "Compensation Committee") met three times during the fiscal year ended June 30, 1998 and was composed of Walter J. McCarthy, Jr. (Chairman) and Florence I. Metz. The Compensation Committee is responsible for administering the policies which govern both annual compensation of executive officers and the Company's stock option plans. The Compensation Committee meets several times during the year to review recommendations from management regarding stock options and compensation.

        The Company does not have a standing nominating committee.

        During the fiscal year ended June 30, 1998, the Board of Directors held seven meetings. All directors attended more than 75 percent of the meetings of the Board and the committees on which such directors served, except for Prof. Colombo, Mr. Ito and Mr. Liebman.

                                   COMPENSATION OF DIRECTORS

        Directors who are officers of the Company receive no payment for service as a director. The other directors of the Company are issued approximately $5,000 per year in the Company's Common Stock based on the closing price of Common Stock on the first business day of each year and are paid $500 for each Board meeting attended (in person or via telephone conference call) as well as $500 for each committee meeting if not coincident with a Board meeting. Directors are also reimbursed for all expenses incurred for the purpose of attending board of directors and committee meetings, including airfare, mileage, parking, transportation and hotel.

                  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During the fiscal year ended June 30, 1998, the Compensation Committee was composed of Mr. McCarthy and Dr. Metz. None of the Compensation Committee members are or were during the last fiscal year an officer or employee of the Company or any of its subsidiaries, or had any business relationship with the Company or any of its subsidiaries.

                                          ITEM NO. 2

                    APPROVAL OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        Upon the recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP ("Deloitte & Touche") as independent accountants for the Company to audit its consolidated financial statements for the fiscal year ending June 30, 1999 and to perform audit-related services. Such services include review of periodic reports and registration statements filed by the Company with the Securities and Exchange Commission and consultation in connection with various accounting and financial reporting matters. Deloitte & Touche also performs certain limited non-audit services for the Company.

        The Board of Directors has directed that the appointment of Deloitte & Touche be submitted to the stockholders for approval. The affirmative vote of a majority of the votes cast at the Meeting will be required to approve such appointment. If the stockholders should not approve such appointment, the Audit Committee and the Board of Directors would reconsider the appointment.

        The Company has been advised by Deloitte & Touche that it expects to have a representative present at the Meeting and that such representative will be available to respond to appropriate questions. Such representative will also have the opportunity to make a statement if he or she desires to do so.
                                        ---------------

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT ACCOUNTANTS.

                                          ITEM NO. 3

                         PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE
                         OF INCORPORATION TO CHANGE THE DATE ON WHICH
                        THE SHARES OF CLASS A COMMON STOCK ARE DEEMED
                              TO BE CONVERTED INTO COMMON STOCK

        At the Meeting, the stockholders of the Company will be asked to consider and act upon a proposal (the "Class A Proposal") to amend Article FOURTH of the Company's Certificate of Incorporation to change the date on which the shares of Class A Common Stock of the Company are deemed to be converted into Common Stock from September 14, 1999 to September 30, 2005. The full text of Article FOURTH of the Company's Certificate of Incorporation, as proposed to be amended pursuant to the Class A Proposal and the proposal described in Item No. 4 below, is set forth as Exhibit A to this Proxy Statement, and has been marked to indicate changes from the Company's existing Certificate of Incorporation. As more fully described below, the purpose of the Class A Proposal is to (i) help preserve the availability of the Company's net operating loss carryforwards under the federal income tax laws and (ii) help the Company maintain the management stability that the Board of Directors believes is necessary for continued development and commercialization of the Company's products and technology.

        As indicated below, the Board of Directors strongly believes that the Class A Proposal is in the best interests of the Company and its stockholders. Under Delaware law, the Class A Proposal must be approved by both the Board of Directors and the holders of a majority of the Company's Class A Common Stock and Common Stock, voting together as a single class. The Board of Directors unanimously approved the Class A Proposal on July 8, 1998, with all Directors who are holders of Class A Common Stock (Mr. and Dr. Ovshinsky) or who are employees of the Company (Mr. Stempel, Mrs. Bacon and Dr. Fritzsche) abstaining.

        Under the Company's Certificate of Incorporation, holders of Class A Common Stock and Common Stock vote as a single class on all matters, except that separate class voting is required with respect to (i) the merger or consolidation of the Company with another corporation, (ii) the liquidation or dissolution of the Company, (iii) the sale of all or substantially all of the assets of the Company, (iv) any amendment to the Company's Certificate of Incorporation for which class voting is required by Section 242 of the Delaware General Corporation Law and (v) any authorization of additional shares of the Company's Common Stock or Class A Common Stock. The Board of Directors has received an opinion of Delaware counsel that Delaware law requires that the Class A Proposal be approved by the holders of the Class A Common Stock and the Common Stock voting together without regard to class. Accordingly, the Class A Common Stock and the Common Stock will vote as a single class on the Class A Proposal. The affirmative vote of a majority of the combined voting power of the Common Stock and Class A Common Stock, voting together as a single class, will be required to approve the Class A Proposal.


        The Company has received written confirmation from The Nasdaq Stock Market, Inc. that the Class A Proposal complies with Nasdaq's voting rights rules.


        If the Class A Proposal is adopted by the stockholders, the Company will file a Certificate of Amendment with the Delaware Secretary of State amending the Company's Certificate of Incorporation in accordance with the Class A Proposal. The Company intends to file the foregoing

Certificate of Amendment irrespective of whether the Company's stockholders approve the proposal described in Item No. 4 below.

Background

        The Class A Common Stock was created in 1967 and originally provided that the holders of the Class A Common Stock were entitled to three votes per share and that, except as otherwise provided by law or by the Company's Certificate of Incorporation, the holders of the Class A Common Stock and the Common Stock voted together on all matters as a single class. The Class A Common Stock was convertible into Common Stock at the option of the holder at any time, and was to be deemed converted into Common Stock on September 30, 1979.

        In 1978, the Company amended its Certificate of Incorporation to increase the number of votes per share to which the Class A Common Stock was entitled to 10 and to change the date on which shares of Class A Common Stock were to be deemed converted into Common Stock to September 14, 1988. In 1981, the Company amended its Certificate of Incorporation to increase the number of votes per share to which the Class A Common Stock was entitled to 25, to change the voting requirements for additional issuances of shares of Common Stock and Class A Common Stock, and to change the date on which shares of Class A Common Stock were to be deemed converted into Common Stock to September 14, 1993. In 1993, the Company again amended its Certificate of Incorporation to change the date on which shares of Class A Common Stock were to be deemed converted into Common Stock to September 14, 1999.

        All of the 219,913 outstanding shares of Class A Common Stock are beneficially owned by Stanford R. Ovshinsky, his spouse, Dr. Iris M. Ovshinsky, and members of their family. Such shares are owned directly or indirectly through certain trusts of which Mr. and Dr. Ovshinsky are co-trustees. In addition, Mr. and Dr. Ovshinsky , through such trusts, have the right to acquire 210,137 shares of Class A Common Stock pursuant to presently exercisable stock options. As result of the 25 vote per share preferential voting right of the Class A Common Stock, on matters on which the Class A Common Stock and the Common Stock vote together, Mr. and Dr. Ovshinsky hold approximately 29.6 percent of the combined voting power of the Company's outstanding stock. Coupled with the shares of Common Stock beneficially owned by Mr. and Dr. Ovshinsky and the shares of Common Stock over which Mr. Ovshinsky exercises voting power, the preferential voting rights of the Class A Common Stock result in Mr. and Dr. Ovshinsky holding or have the right to acquire pursuant to stock options approximately 45.8 percent of the combined voting power of the Company on matters on which the Common Stock and Class A Common Stock vote together. If the outstanding shares of Class A Common Stock are converted into Common Stock, Mr. and Dr. Ovshinsky would beneficially own approximately 1.7 percent of the Common Stock, and would control, by virtue of their Common Stock ownership and voting power over other shares of Common Stock, approximately 2.7 percent of the combined voting power of the Company.

        To insure that Mr. and Dr. Ovshinsky would not transfer effective control of the Company to any outside interests, Mr. and Dr. Ovshinsky in 1964 entered into an agreement in connection with the issuance of the Class A Common Stock (the "Class A Restriction Agreement") providing that they would not transfer any shares of Class A Common Stock except to each other or to their respective children or to trusts established exclusively for the benefit of each other or their respective children. Furthermore, in the event of the death of Mr. Ovshinsky, the Class A Restriction Agreement provides that the shares of Class A Common Stock owned by him, Dr. Ovshinsky and any permitted transferee will be required to be converted into shares of Common Stock upon the earlier of two years after the date of his death or the death of Dr. Ovshinsky. If Mr. Ovshinsky survives Dr. Ovshinsky, all shares of Class A Common Stock will be required to be converted into shares of Common Stock upon the date of death of Mr. Ovshinsky. Approval of the Class A Proposal will not have any effect on the restrictions on transfer contained in the Class A Restriction Agreement.

Purpose of the Class A Proposal

        The Board of Directors strongly believes that the Class A Proposal will enhance stockholder value by (i) helping preserve the availability of the Company's net operating loss carryforwards under the federal income tax laws and
(ii) helping the Company achieve the management stability and continuity that the Board of Directors believes is necessary for continuing development and commercialization of the Company's products.

        Net Operating Loss Carryforwards. At June 30, 1998, the Company had available net operating loss carryforwards of approximately $122.6 million (the "Carryforwards"). The Carryforwards will expire between 1999 and 2013 and are a valuable asset of the Company because they may be used to offset taxable income of the Company at any time before they expire. The Board of Directors is concerned, however, that the conversion of the Class A Common Stock into Common Stock would increase the risk that the Internal Revenue Service (the "IRS") could argue that the Company may not avail itself of the full benefit of such Carryforwards.

        Section 382 of the Internal Revenue Code of 1986 generally provides that if a corporation with net operating loss carryforwards undergoes an "ownership change," its ability to use those carryforwards may be limited or, in certain circumstances, completely eliminated. An "ownership change" occurs when those persons holding, either directly or indirectly, five percent or more of the corporation's stock (each a "five percent shareholder") increase their collective percentage ownership in the corporation by more than 50 percentage points within any three-year testing period. It is not necessary for a 50 percentage point change to result from a single transaction for an ownership change to occur. In most instances, an ownership change results from a series of transactions, each of which is generally referred to as an "owner shift."
Section 382 broadly defines owner shifts to include not only purchases and sales of stock but certain recapitalizations and other reorganization-type transactions

        Ownership of stock is generally attributed to the ultimate beneficial owner, and ownership by nominees, corporations, partnerships, trusts or other entities is disregarded, except to the extent used to identify different public groups. Thus, in addition to examining the actual record ownership of a loss corporation's stock, a net operating loss analysis must take into account beneficial ownership. Whether a person is a five percent shareholder is determined by reference to the fair market value of the stock held by such person relative to the outstanding stock of the issuer. The legislative history of Section 382 indicates, however, that fluctuations in value between different classes of stock will not cause an owner shift.

        An "owner shift" may be caused by recapitalization transactions as well as by outright purchases and sales. The date on which any owner shift transaction occurs is deemed a "testing date" and on any such date a loss corporation is obligated to undertake a Section 382 analysis to determine if an ownership change has occurred. Section 382 was enacted by the Tax Reform Act of 1986 and is a complicated provision. Many issues that may arise under Section 382 have yet to be addressed by either the courts or by the IRS. Neither Section 382 itself nor the applicable

Treasury Regulations specifically define what types of transactions constitute "recapitalization" for Section 382 purposes. The Board of Directors is concerned that allowing the Class A Common Stock to be converted into Common Stock could subject the Company to an argument by the IRS that the conversion constituted a "recapitalization." If such an argument prevailed, the date on which the conversion occurred would be a testing date which would require an ownership change analysis. Even if the conversion did not itself cause an ownership change, it would move the Company closer to the 50 percent limit of Section 382. This could restrict the Company's ability to issue stock or enter into equity-related financing transactions, since owner shifts resulting from these transactions could be added to the shift arising from the conversion and together cause an ownership change.


        If an ownership change occurs, the amount of the Carryforwards that the Company may use to offset income in any future taxable year would be limited to an amount determined by multiplying the fair market value of the Company's then outstanding capital stock by the "long-term tax-exempt rate," which is published monthly by the IRS. Moreover, if an ownership change were to occur and if the Company no longer conducted any of its significant historic lines of business or no longer used a significant portion of its historic business assets in a business during the two-year period after the ownership change, the Company's ability to use the Carryforwards would terminate altogether. Either consequence would have a significant adverse impact on an asset (the Carryforwards) that the Board of Directors believes has substantial potential value. For these reasons, the Board of Directors believes it is appropriate and necessary to adopt the Class A Proposal to help preserve the availability of the Carryforwards.

        The Board determined that, in light of the Company's Carryforwards as well as other considerations, an extension of the Class A conversion date would be in the best interests of the Company's stockholders. Pursuant to Section 382, any conversion of the Class A Common Stock would be aggregated with any other owner shifts, including additional issuances of stock. An extension of the Class A conversion date would provide the Company with an additional window period during which the Company would be able to seek equity financing, if it so elects, without concern over the potential impact of the automatic conversion of the Class A Common Stock on the Carryforwards.


        It is possible that, as a result of the mandatory conversion provisions contained in the Class A Restriction Agreement, the Class A Common Stock could be required to be converted prior to the proposed automatic conversion date in 2005. For purposes of the limitations under Section 382, early conversion pursuant to the terms of the Class A Restriction Agreement is likely to be treated in the same manner as conversion on the automatic conversion date. Under the terms of the Class A Restriction Agreement, however, the Class A Common Stock is not required to be converted until the earlier of two years after Mr. Ovshinsky's death or the death of Dr. Ovshinsky. It is therefore likely that any limitations arising under Section 382 as a result of a mandatory conversion pursuant to the Class A Restriction Agreement will not affect the Company for at least the next several years.

        Although the Class A Proposal is intended to help preserve the availabi-lity of the Carryforwards, it should be noted that it may not be effective in preventing all transfers that might result in an ownership change for purposes of Section 382. For example, the Company has no control over open market transactions conducted by and between third parties. It should also be noted that in its analysis of the Carryforwards, the board of directors has carefully considered whether the extension of the Class A Common Stock could it-self result in an owner shift under Section 382.



        Management Stability and Continuity.

        Mr. Ovshinsky is the Company's Chief Executive Officer and the primary inventor of the Company's technology. He is a key executive employee, not only in respect to scientific matters, but in all phases of the Company's business. Mr. Ovshinsky has played a major role in the development of product applications, in establishing and continuing relationships with the Company's business partners and licensees, and in obtaining financing for the Company. In light of Mr. Ovshinsky's importance to the Company in all of these areas, the Board of Directors believes that firms having business dealings with the Company prefer the stability of management provided by Mr. Ovshinsky's control. It is the Board of Directors opinion that the continuation of the Class A Common Stock under Mr. Ovshinsky's control will foster the management stability necessary for continued development of new business opportunities, growth and expansion.


        The Company's business strategy is to commercialize its technology through license and joint venture arrangements with major international corporations. The future value of these arrangements is expected to be significant and, in certain instances, the Company believes potential licensees, joint venture partners or competitors could have a strong financial incentive to bypass negotiations with the Company and attempt to obtain access to the Company's technology through an unsolicited acquisition of the Company. Several recent Delaware court decisions, which involved a hostile takeover attempt by an acquiror against which the target company had sought to enforce its patent rights, confirm that traditional takeover deterrents may be ineffective in the case of the Company. Although the Delaware courts have approved the use in some situations of takeover defenses such as "poison pill" rights plans, restrictive bylaws and similar measures, these recent decisions indicate that as a practical matter it may be difficult for a small company, such as the Company, to remain independent when confronted with an unsolicited takeover proposal by a larger and better financed acquiror. Although the extension of the Class A conversion date may deter unsolicited acquisitions of the Company, the extension may also prevent stockholders who desire to do so from participating in such unsolicited acquisition.


Effect of Change

        If the Class A Proposal is approved by the Company's stockholders, Mr. and Dr. Ovshinsky will, by virtue of the Class A Common Stock owned by them continue to control for an additional six years through September 30, 2005 approximately 30.4 percent of the vote for the election and removal of Directors, based on the number of shares of Class A Common Stock and Common Stock outstanding at the record date, and approximately 45.8 percent of the vote by virtue of the Class A Common Stock beneficially owned or controlled by them or acquirable by them pursuant to presently exercisable stock options. If the Class A Proposal is approved by the Company's stockholders and after giving effect to the exercise of all outstanding options and warrants, Mr. and Dr. Ovshinsky, will by virtue of the Class A Common Stock owned by them, continue to control for an additional six years through September 30, 2005 approximately
27.7 percent of the vote for the election and removal of Directors, based on the number of shares of Class A Common Stock and Common Stock outstanding at the record date, and approximately 40.5 percent of the vote by virtue of the Class A Common Stock beneficially owned or controlled or acquirable by them pursuant to presently exercisable stock options. For practical purposes, this will generally constitute voting control for any corporate action where a majority vote of both classes of stock, voting as a single class, would be required and permitted by the Company's Certificate of Incorporation. Mr. and Dr. Ovshinsky are likely, as a practical matter, to have the power to elect and remove the entire Board of Directors. Pursuant to the Class A Proposal, the Company's amended Certificate of Incorporation will provide that the foregoing mandatory conversion date may be extended in the future with the approval of the Company's stockholders voting together as a single class.

        At present, the Class A Common Stock and Common Stock have separate class voting for any merger or consolidation of the Company with another corporation, the sale of all or substantially all of the assets of the Company and the liquidation or dissolution of the Company. Thus, any such proposal could be defeated by the negative vote of the majority of the outstanding shares of either class, thereby making the accomplishment of a given transaction, which either class of stockholders might deem in its best interest, more difficult. No change is proposed with respect to the existing requirement for separate class votes for these matters.

        Although the Class A Proposal is being proposed for the purposes outlined above, it may have an "anti-takeover" effect by discouraging transactions that may involve an actual or potential change of control of the Company. Therefore, some stockholders may find the Class A Proposal disadvantageous to the extent that it may discourage or prevent tender offers or accumulations of substantial blocks of shares in which stockholders might receive a substantial premium above market value and may thereby foreclose stockholders from the opportunity to dispose of their stock at a premium over market value. Similarly, the Class A Proposal may discourage the assumption of control by third parties and may make the removal of incumbent management more difficult even though such action may be desired by a majority of the Company's stockholders. The Board of Directors considered anti-takeover effects in evaluating the Class A Proposal and determined that the benefits to be expected from a continuation of the preferential voting rights of Class A Common Stock significantly outweigh the disadvantages of these effects.

        Mr. and Dr. Ovshinsky have advised the Company that they intend to vote in favor of the Class A Proposal.


        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE CLASS A PROPOSAL.

                                          ITEM NO. 4

                         PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE
                        OF INCORPORATION TO AUTHORIZE SHARES OF A NEW
                                     CLASS B COMMON STOCK


        At the Meeting, the stockholders of the Company will be asked to consider and act upon a proposal (the "Class B Proposal") to amend Article FOURTH of the Company's Certificate of Incorporation to increase the Company's authorized capital stock to 20,930,000 shares and to authorize 430,000 shares of a new Class B Common Stock, par value $.01 per share ("Class B Common Stock"). There are currently authorized 20,500,000 shares of capital stock consisting of 20,000,000 shares of Common Stock and 500,000 shares of Class A Common Stock. 13,009,193 shares of Common Stock and 219,913 shares of Class A Common Stock are outstanding. If the Class B Proposal is approved by the Company's stockholders, the Company intends to issue all of the authorized shares of Class B Common Stock to Robert C. Stempel, the Chairman of the Board of Directors and Executive Director of the Company, pursuant to the terms of the Restricted Stock Agreement (the "Restricted Stock Agreement") dated as of January 15, 1999 between the Company and Mr. Stempel. Pursuant to the Restricted Stock Agreement and the related Executive Employment Agreement (the "Executive Employment Agreement") and Stock Option Agreement(the "Stock Option Agreement"), each dated as of January 15, 1999, between the Company and Mr. Stempel, Mr. Stempel has agreed, subject to certain conditions, to continue to serve as an executive officer of the Company through September 2005. The full text of Article FOURTH of the Company's Certificate of Incorporation, as proposed to be amended pursuant to the Class A Proposal and the Class B Proposal, is set forth as Exhibit A to this Proxy Statement, and has been marked to indicate changes from the Company's existing Certificate of Incorporation. Conformed copies of the Executive Employment Agreement, Restricted Stock Agreement and Stock Option Agreement are set forth as Exhibit B, Exhibit C and Exhibit D, respectively, to this Proxy Statement. As more fully described below, the purpose of the Class B Proposal is to (i) provide an additional incentive for Mr. Stempel to continue to serve as a director and officer of the Company and
(ii) to help the Company maintain the management stability that the Board of Directors believes is necessary for continued development and commercializ-ation of the Company's products and technology.


        As indicated below, the Board of Directors strongly believes that the Class B Proposal is in the best interests of the Company and its stockholders. Under Delaware law, the Class B Proposal must be approved by both the Board of Directors and the holders of a majority of the Company's Class A Common Stock and Common Stock, voting together as a single class. The Board of Directors approved the Class B Proposal on July 8, 1998, with Mr. Stempel and all Directors who are employees of the Company (Mr. and Dr. Ovshinsky, Mrs. Bacon and Dr. Fritzsche) abstaining.


        The Company has received written confirmation from The Nasdaq Stock Market, Inc. that Class B Proposal complies with Nasdaq's voting rights rule.


         The Board of Directors has received an opinion of Delaware counsel that Delaware law requires that the Class B Proposal be approved by the holders of the Class A Common Stock and the Common Stock voting together without regard to class. Accordingly, the Class A Common Stock and the Common Stock will vote as a single class on the Class B Proposal. The affirmative vote of the combined voting power of the Common Stock and the Class A Common Stock, voting together as a single class, will be required to approve the Class B Proposal. The Class B Proposal will not be deemed to have been approved unless the Company's stockholders also approve the Class A Proposal in accordance with Item No. 3 above.

        If the Class B Proposal is adopted by the stockholders, the Company will file a Certificate of Amendment with the Delaware Secretary of State amending the Company's Certificate of Incorporation in accordance with the Class B Proposal. The Class B Proposal will not be deemed to have been approved unless the Company's stockholders also approve the Class A Proposal described above in Item No. 3, and the Company accordingly will not file the foregoing Certificate of Amendment in the event the Company's stockholders do not approve the Class A Proposal.

Background

        Since December 1995, Robert C. Stempel has served as the Chairman of the Board of Directors and Executive Director of the Company and has devoted substantially all of his business time and attention to his duties as a director and officer of the Company. As the former Chairman of the Board and Chief Executive Officer of General Motors Corporation, the Board of Directors believes that Mr. Stempel's business experience and stature in the business community and automotive industry have substantially benefited the Company and have enhanced the value of the Company for its stockholders. The Board of Directors further believes that Mr. Stempel's continued association with the Company is critical to the Company's long term success, particularly in light of the Company's increasing emphasis on bringing products based on its technologies into commercial production.

        Beginning in late 1997, the Board of Directors initiated a review of possible arrangements to ensure that Mr. Stempel's services as a director and officer would continue to be available to the Company. Based on this review, the Board of Directors determined to consider an arrangement under which the Company would enter into an employment agreement providing for Mr. Stempel's continued service as an executive officer of the Company through September 2005. In connection with a proposed employment agreement, the Board also determined that it would be desirable to provide Mr. Stempel with an additional incentive in the form of a restricted stock grant and stock option grant. In order to help maintain the management stability that the Board of Directors believes is necessary for continued development and commercialization of the Company's products and technology, the Board determined that the shares of restricted stock to be granted to Mr. Stempel should be of a new Class B Common Stock having terms substantially similar to those of the Company's existing Class A Common Stock, except that the special voting rights of the Class B Common Stock would be triggered only upon the conversion of the Class A Common Stock into shares of Common Stock. The conversion of the Class A Common is not expected to occur prior to mandatory conversion provided for under the terms of the Class A Restriction Agreement following the death of Mr. Ovshinsky.

        The Compensation Committee of the Board of Directors was authorized to develop a detailed proposal relating to the arrangements between the Company and Mr. Stempel and to cause the preparation of appropriate agreements setting forth the terms of those arrangements. The terms of the Executive Employment Agreement, Restricted Stock Agreement and Stock Option Agreement between the Company and Mr. Stempel were approved by the Compensation Committee on July 8, 1998 and, upon the recommendation of the Compensation Committee, were unanimously approved by the Board of Directors on the same date, with Mr. Stempel and all Directors who are employees of the Company (Mr. and Dr. Ovshinsky, Mrs. Bacon and Dr. Fritzsche) abstaining.

Purpose of the Class B Proposal

        The Board of Directors strongly believes that the Class B Proposal will enhance stockholder value by (i) providing an additional incentive for Mr. Stempel to continue to serve as a director and officer of the Company and (ii) helping the Company achieve the management stability and continuity that the Board of Directors believes is necessary for continuing development and commercialization of the Company's products.

        Additional Incentive for Continued Service.

        The Board of Directors strongly believes that Mr. Stempel's continued association with the Company is critical to the Company's long term success, particularly in light of the Company's increasing emphasis on bringing products based on its technology into commercial production. The Compensation Committee of the Board of Directors therefore determined that it was desirable to secure the continued availability of Mr. Stempel's services as a director and officer of the Company for a significant period and that it was in the best interests of the Company and its stockholders that the Company and Mr. Stempel enter into an employment agreement providing for Mr. Stempel's continued employment as a officer through September 30, 2005. The Compensation Committee also determined that it was appropriate and in the best interests of the Company and its stockholders for the Company to make a restricted stock grant to Mr. Stempel covering 430,000 shares of a newly authorized Class B Common Stock and to grant to Mr. Stempel an option to acquire up to 300,000 shares of Common Stock.


        The Compensation Committee determined that, in view of the Company's existing capital resources and projected cash requirements, it was not advisable for the Company to commit to provide all or most of Mr. Stempel's compensation in the form of salary or cash bonuses on a long term basis. The Compensation Committee accordingly determined that restricted stock and stock option grants would provide an appropriate additional incentive for Mr. Stempel to continue to serve as a director and officer of the Company and would serve to further align the interests of Mr.
Stempel with those of the Company's public stockholders.

        Management Stability and Continuity.

        In addition to providing an additional incentive to Mr. Stempel to continue to serve as a director and officer of the Company, the Board of Directors strongly believes that the Class B Proposal will enhance stockholder value by promoting continuity in the management and policies of the Company after the conversion of the Class A Common Stock. The Company's business strategy is to commercialize its technology through license and joint venture arrangements with major international corporations. The future value of these arrangements is expected to be significant and, in certain instances, the Company believes potential licensees, joint venture partners or competitors could have a strong financial incentive to bypass negotiations with the Company and attempt to obtain access to the Company's technology through an unsolicited acquisition of the Company. The Board of Directors believes that the implementation of the Class B Proposal will permit the Company to continue to enter into beneficial license and joint venture transactions and to protect its technology and existing agreements after the conversion of the Class A Common Stock and, accordingly, that the long term value of the Company to its public stockholders would be substantially enhanced by the approval of the Class B Proposal. The Board of Directors further believes that the failure to take appropriate steps at this time to ensure continuity in the management and policies of the Company could materially and adversely affect the Company's ability to carry out its long term strategic plan.

Description of the Class B Common Stock

        Upon the approval of the Class B Proposal by the Company's stockholders, the Company's Certificate of Incorporation will be amended to increase the Company's authorized capital stock to 20,930,000 shares and to authorize 430,000 shares of a new Class B Common Stock. The newly authorized shares of Class B Common Stock will be in addition to the 500,000 shares of Class A Common Stock and 20,000,000 shares of Common Stock presently authorized under the Company's Certificate of Incorporation.

        The terms of the Class B Common Stock are intended to be substantially similar to those of the Company's Class A Common Stock. The principal difference between the Class A Common Stock and the Class B Common Stock is with respect to voting rights. Each share of Class B Common Stock will initially entitle the holder to one vote on all matters to be voted upon by the Company's stockholders. Except as otherwise required under Section 242 of the Delaware General Corporation Law, the Common Stock, Class A Common Stock and Class B Common Stock will initially vote together as a single class on all matters.

        The Company's amended Certificate of Incorporation will provide, however, that each share of Class B Common Stock will become entitled to 25 votes as of the first date (the "Conversion Date") upon which all of the outstanding shares of Class A Common Stock have been converted into Common Stock and no shares of Class A Common Stock are outstanding. The Conversion Date is not expected to occur prior to the mandatory conversion of the Class A Common Stock into shares of Common Stock provided for under the terms of the Class A Restriction Agreement following the death of Mr. Ovshinsky. The preferential voting rights of the Class B Common Stock, if triggered, will expire on September 30, 2005.

        After the Conversion Date, holders of Class B Common Stock and Common Stock will vote as a single class on all matters, except that separate class voting will be required with respect to (i) the merger or consolidation of the Company with another corporation, (ii) the liquidation or dissolution of the Company, (iii) the sale of all or substantially all of the assets of the Company, (iv) any amendment to the Company's Certificate of Incorporation for which class voting is required by Section 242 of the Delaware General Corporation Law and (v) any authorization of additional shares of the Company's Common Stock or Class B Common Stock.

        The Class B Common Stock will be convertible into Common Stock on a share-for-share basis at any time at the option of the holder. In addition, the Class B Common Stock will be deemed to be converted into Common Stock on September 30, 2005. Pursuant to the Class B Proposal, the Company's amended Certificate of Incorporation will provide that the foregoing mandatory conversion date may be extended in the future with the approval of the Company's stockholders voting together as a single class.

Description of the Executive Employment Agreement

        The Company on January 15, 1999 entered into the Executive Employment Agreement with Mr. Stempel. The Executive Employment Agreement provides that Mr. Stempel will serve as the Executive Director of the Company for a term ending September 30, 2005. During the term of his employment, Mr. Stempel will be entitled to receive an annual salary as determined by the Board of Directors from time to time. The Executive Employment Agreement also provides for discretionary bonuses to be determined by the Board of Directors based on Mr. Stempel's individual performance and the financial performance of the Company. The Executive Employment Agreement also requires the Company to provide Mr. Stempel with non-wage benefits, including insurance, pension and profit sharing, stock options, automobile use or allowance and organizational membership fees, of the types provided generally by the Company to its senior executive officers.

        The Executive Employment Agreement permits Mr. Stempel to retire as an officer and employee of the Company and will permit him to resign his employment at any time in the event he becomes subject to any mental or physical disability which, in the good faith determination of the Mr. Stempel, materially impairs his ability to perform his regular duties as an officer of the Company. Mr. Stempel is also permitted to terminate the Executive Employment Agreement in the event the Company's stockholders fail to approve the Class B Proposal at the Meeting. The Executive Employment Agreement permits the Company to terminate Mr. Stempel's employment upon the occurrence of certain defined events, including the material breach by Mr. Stempel of certain non-competition and confidentiality covenants contained in the Executive Employment Agreement, his conviction of certain criminal acts or his gross dereliction or malfeasance of his duties as an officer and employee of the Company (other than as a result of his death or mental or physical disability).

        Mr. Stempel's entitlement to compensation and benefits under the Executive Employment Agreement will generally cease effective upon the date of the termination of his employment, except that the Company will be required to continue to provide Mr. Stempel and his spouse with medical, disability and life insurance coverage for the remainder of their lives or until the date they secure comparable coverage provided by another employer.

Description of the Restricted Stock Agreement


        The Company on January 15, 1999 entered into the Restricted Stock Agreement with Mr. Stempel. On that date, the Company made a restricted stock grant to Mr. Stempel consisting of 430,000 shares of Common Stock. Upon the approval of the Class B Proposal by the Company's stockholders, Mr. Stempel will be required to surrender the shares of Common Stock originally issued to him pursuant to the Restricted Stock Agreement in exchange for an equal number of shares of Class B Common Stock. If the Company's stockholders do not approve the Class B Proposal at the Meeting, the Restricted Stock Agreement provides that Mr. Stempel will be entitled to continue to hold the shares of Common Stock originally issued to him pursuant to the Restricted Stock Agreement. The restricted shares held by Mr. Stempel, including the shares of Class B Common Stock issuable to him upon approval of the Class B Proposal, are referred to collectively in the Restricted Stock Agreement as the "Restricted Stock."


        The Restricted Stock Agreement provides that all of the shares of Restricted Stock will be deemed to vest if Mr. Stempel is serving as a director and officer of the Company on September 30, 2005. If Mr. Stempel ceases to serve as a director of the Company prior to September 30, 2005, other than as a result of his death, disability or a change in control of the Company, all of the shares of Restricted Stock will be forfeited by Mr. Stempel. The Restricted Stock Agreement provides for partial vesting of the Restricted Stock if Mr. Stempel is serving as a director, but not an officer, of the Company on September 30, 2005, and in the event of his death or resignation due to disability prior to such date. The Restricted Stock Agreement also provides for immediate vesting of all of the shares of Restricted Stock upon the occurrence of a change in control of the Company provided that Mr. Stempel was serving as a director of the Company on the date 90 days prior to the date of such change in control. For purposes of the Restricted Stock Agreement, a "change in control" will include (i) any sale, lease, exchange or other transfer of all or substantially all of the Company's assets, (ii) the approval by the Company's stockholders of any plan or proposal of liquidation or dissolution of the Company, (iii) the consummation of any consolidation or merger of the Company in which the Company is not the surviving or continuing corporation or pursuant to which the Company's voting securities would be converted into cash, securities or other property, (iv) the acquisition by any person of 30 percent or more of the combined voting power of the then outstanding securities having the right to vote for the election of directors, (v) changes in the composition of the majority of the Board of Directors and (vi) the bankruptcy or insolvency of the Company. The Restricted Stock Agreement also provides that all of the shares of Restricted Stock will immediately vest if Mr. Stempel is not nominated as a director of the Company, or if Mr. Stempel is nominated as a director but not elected by the Company's stockholders.

        The Restricted Stock Agreement provides that Mr. Stempel will be entitled to all voting and dividend rights with respect to the Restricted Stock, whether or not the Restricted Stock is deemed to have vested. Mr. Stempel will cease to be entitled to such voting or dividend rights with respect to any shares of Restricted Stock which are forfeited by Mr. Stempel in accordance with the provisions of the Restricted Stock Agreement.

        Transfer of the shares of Restricted Stock by Mr. Stempel will be prohibited except as expressly provided in the Restricted Stock Agreement. Following the date upon which any shares of Class B Common Stock constituting Restricted Stock are deemed to have vested, the Restricted Stock Agreement permits Mr. Stempel, or his executor or legal representative, to convert the vested shares of Class B Common Stock into shares of Common Stock and to transfer such shares of Common Stock subject to any restrictions on transfer arising under the federal or applicable state securities laws. In addition, the Restricted Stock Agreement provides that at any time and from time to time after the Conversion Date, Mr. Stempel, so long as he is then serving as a director of the Company, may deliver written notice to the Company designating one or more persons then serving as a director of the Company as a permitted transferee of all or a portion of the Restricted Stock held by Mr. Stempel. The Board of Directors may at any time after Mr. Stempel's designation approve the person or persons designated by Mr. Stempel as a permitted transferee. In connection with the Board's approval of a permitted transferee, the Board may establish conditions to such approval, including the number of shares of Restricted Stock permitted to be transferred to such person and the terms and conditions under which such person will be permitted to hold such shares. The Board may rescind its approval of any person as a permitted transferee of the Restricted Stock at any time prior to a change in control of the Company.

        Upon Mr. Stempel's death or resignation as a director of the Company due to disability, the Restricted Stock Agreement permits Mr. Stempel, or his executor or legal representative, to transfer shares of Restricted Stock, whether or not deemed vested, to those permitted transferees approved by the Board of Directors, subject to any conditions related to such approval imposed by the Board. The Restricted Stock Agreement further provides that effective as of the date of any such permitted transfer of Restricted Stock, the Company will issue to Mr. Stempel, or his executor or legal representative, a number of shares of Common Stock equal to the number of shares of Restricted Stock which were deemed to be vested shares as of the date of Mr. Stempel's death or resignation as a director due to disability.

        The Company is obligated under the terms of the Restricted Stock Agreement to file upon the request of Mr. Stempel a registration statement with the Securities and Exchange Commission registering the resale of the vested shares of Common Stock issuable to Mr. Stempel upon the conversion or transfer of Class B Common Stock and upon the exercise of the option granted to Mr. Stempel pursuant to the Stock Option Agreement. The Company is obligated to pay all registration expenses (excluding underwriters discounts and commission) in connection with the preparation and filing of such registration statement and to indemnify and defend Mr. Stempel against certain liabilities arising with respect to the registration and sale of such shares, including certain liabilities arising under the Securities Act of 1933, as amended.

        Due to the transfer restrictions and vesting provisions contained in the Restricted Stock Agreement, no taxable income attributable to the grant of the Restricted Stock will be recognized by Mr. Stempel in the year in which the Restricted Stock is issued to him. The Company will likewise not be entitled to an immediate tax deduction relating to the issuance of the Restricted Stock to Mr. Stempel. In general, the value of the Restricted Stock at the time the Restricted Stock is deemed to have vested will be recognized as compensation income by Mr. Stempel in the tax year in which vesting occurs. The Company will generally be entitled to a corresponding tax deduction for compensation expense in such years. The Company's ability to utilize tax deductions resulting from the vesting of the Restricted Stock may be limited under Section 162(m) of the Code in the event the non-cash compensation received by Mr. Stempel from the Company in the year in which the vesting occurs exceeds $1 million. In addition, if the Restricted Stock vests in connection with a change in control of the Company, the Company's ability to utilize the resulting tax deductions may be limited under Section 280G of the Code, which limits the deductible if certain payments and benefits deemed to constitute "excess parachute payments" as defined in such section. Amounts not deductible due to the "excess parachute payment" limitations under Section 280G of the Code also reduce the $1 million limit under Section 162(m) of the Code. The Restricted Stock Agreement provides that the Company will be obligated to make certain payments to Mr. Stempel upon any vesting of the Restricted Stock in connection with any change in control of the Company in order to satisfy any resulting excise tax liability incurred by him under Section 4999 of the Code.

Description of Stock Option Agreement

        The Company on January 15, 1999 entered into the Stock Option Agreement with Mr. Stempel. Pursuant to the Stock Option Agreement, the Company granted Mr. Stempel an option to purchase up to 300,000 shares of Common Stock at an exercise price of $10.688 per share, the fair market value of the Common Stock as of the date of the Stock Option Agreement. The option granted to Mr. Stempel may be exercised from time to time in whole or in part commencing as of the date of the Stock Option Agreement and ending on the tenth anniversary of such date.
 The option is not subject to vesting requirements and may be exercised by Mr. Stempel prior to or after the termination of his service as an executive officer and director of the Company.

        The Stock Option Agreement provides that the number of shares of Common Stock issuable to Mr. Stempel thereunder and the applicable exercise price per share will be subject to appropriate adjustment in connection with any stock split, stock dividend, reverse stock split, combination of shares, merger, recapitalization or other reorganization affecting the Company's Common Stock.

        No taxable income attributable to the grant of the option pursuant to the Stock Option Agreement will be recognized by Mr. Stempel in the year in which such grant is made. The Company will likewise not be entitled to an immediate tax deduction relating to the grant of such option to Mr. Stempel. The option granted to Mr. Stempel pursuant to the Stock Option Agreement is not intended to be treated as an incentive stock option for federal income tax purposes. Accordingly, upon the exercise of the option, an amount equal to the difference between the exercise price of the option and the fair market value of the Company's Common Stock as of the date of exercise will be recognized as compensation income by Mr. Stempel. The Company will generally be entitled to a corresponding tax deduction for compensation expense as of such date.

Effect of Change


        If the Class B Proposal is approved by the Company's stockholders, after the Conversion Date, Mr. Stempel, by virtue of the Class B Common Stock owned by him subject to the terms and conditions of the Restricted Stock Agreement, will control approximately 45.9 percent of the vote for the election and removal of Directors and for all other corporate action requiring or permitting a majority vote of both classes of stock, voting as a single class, based on the number of shares of Class A Common Stock and Common Stock outstanding at the record date, and approximately 40.1 percent of such vote after giving effect to the exercise of all outstanding options and warrants. For practical purposes, this will generally constitute voting control for any corporate actions where a majority vote of both classes of stock, voting as a single class, would be required and permitted by the Company's Certificate of Incorporation. Mr. Stempel is therefore likely, as a practical matter, to have the power to elect and remove the entire Board of Directors.


        Under the terms of the Class B Proposal, after the Conversion Date, the Class B Common Stock and Common Stock would have separate class voting for any merger or consolidation of the Company with another corporation, the sale of all or substantially all of the assets of the Company and the liquidation or dissolution of the Company. Thus, any such proposal could be defeated by the negative vote of the majority of the outstanding shares of either class, thereby making the accomplishment of a given transaction, which either class of stockholders might deem in its best interest, more difficult.

        Although the Class B Proposal is being proposed for the purposes outlined above, it may have an "anti-takeover" effect by discouraging transactions that may involve an actual or potential change of control of the Company. Therefore, some stockholders may find the Class B Proposal disadvantageous to the extent that it may discourage or prevent tender offers or accumulations of substantial blocks of shares in which stockholders might receive a substantial premium above market value and may thereby foreclose stockholders from the opportunity to dispose of their stock at a premium over market value. Similarly, the Class B Proposal may discourage the assumption of control by third parties and may make the removal of incumbent management more difficult even though such action may be desired by a majority of the Company's stockholders. The Board of Directors considered anti-takeover effects in evaluating the Class B Proposal, and determined that the benefits to be expected from the Class B Proposal significantly outweigh the disadvantages of these effects.

        Mr. and Dr. Ovshinsky have advised the Company that they intend to vote in favor of the Class B Proposal.


        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE CLASS B PROPOSAL.

                                 SECURITY OWNERSHIP OF CERTAIN
                               BENEFICIAL OWNERS AND MANAGEMENT

                                     Class A Common Stock

        Mr. Stanford R. Ovshinsky and his wife, Dr. Iris M. Ovshinsky (executive officers, Directors and founders of the Company), own of record 153,420 shares and 65,601 shares, respectively (or approximately 69.8 percent and 29.8 percent, respectively), of the outstanding shares of Class A Common Stock. Common Stock is entitled to one vote per share and each share of Class A Common Stock is entitled to 25 votes per share. Class A Common Stock is convertible into Common Stock on a share-for-share basis at any time and from time to time at the option of the holders, and will be deemed to be converted into Common Stock on a share-for-share basis on September 14, 1999. As of January 25, 1999, Mr. Ovshinsky also had the right to vote 126,500 Sanoh Shares which, together with the Class A Common Stock and 10,399 shares of Common Stock Mr. and Dr. Ovshinsky own, give Mr. and Dr. Ovshinsky voting control over shares representing approximately 30.4 percent of the combined voting power of the Company.

        The following table sets forth, as of January 25, 1999, information concerning the beneficial ownership of Class A Common Stock by each Director and all executive officers and Directors of the Company as a group. All shares are owned directly except as otherwise indicated. Under the rules of the Securities and Exchange Commission, Stanford R. Ovshinsky and Iris M. Ovshinsky may each be considered to beneficially own the shares held by the other.


                                   Class A
Name of                          Common Stock            Total Number of Shares
Beneficial Owner              Beneficially Owned(1)(2)      Beneficially Own      Percentage of Class
----------------              ------------------------   ----------------------   -------------------


Stanford R. Ovshinsky               279,502                       279,502               65.0%
Iris M. Ovshinsky                   149,656                       149,656               34.8%
All other executive
officers and directors as
a group (14 persons)                   --                           --                   --

Total                               429,158                       429,158               99.8%

--------------


(1) The balance of the 219,913 shares of Class A Common Stock outstanding, 892 shares, or approximately 0.2 percent, are owned by other members of Mr. and Dr. Ovshinsky's family. Neither Mr. nor Dr. Ovshinsky has voting or investment power with respect to such shares.
(2) On November 10, 1995, the Compensation Committee recommended, and the Board of Directors approved, an amendment to Mr. and Dr. Ovshinsky's Stock Option Agreements dated November 18, 1993 (the "Agreements") to permit Mr. and Dr. Ovshinsky to exercise a portion (126,082 and 84,055 shares, respectively) of their existing Common Stock option for Class A Common Stock on the same terms and conditions as provided in the Agreements. The shares of Class A Common Stock issuable upon exercise of the options under the Agreements, as amended, are included in the number of shares indicated.

                                         COMMON STOCK

        Directors and Executive Officers. The following table sets forth, as of January 25, 1999, information concerning the beneficial ownership of Common Stock by each director and executive officer and for all directors and executive officers of the Company as a group. All shares are owned directly except as otherwise indicated.

                                     Amount and Nature of            Percentage
Name of Beneficial Owner           Beneficial Ownership(1)           of Class(2)
------------------------           -----------------------           -----------

Robert C. Stempel                        1,120,904(3)                    8.2%
Stanford R. Ovshinsky                      840,394(4)                    6.1%
Iris M. Ovshinsky                          420,482(5)                    3.1%
Nancy M. Bacon                             248,715(6)                    1.9%
Subhash K. Dhar                             68,928(7)                     *
Hellmut Fritzsche                           31,490(8)                     *
Walter J. McCarthy, Jr.                     22,681(9)                     *
Stanley K. Stynes                           21,378(10)                    *
Nathan J. Robfogel                          17,611(11)                    *
Umberto Colombo                             12,645(12)                    *
Florence I. Metz                            11,378(13)                    *
Joichi Ito                                   8,549(14)                    *
Seymour Liebman                              8,021(15)                    *
Stephan W. Zumsteg                           6,600(16)                    *
Tyler Lowrey                                 1,000                        *
Kenneth R. Baker                                --

All executive officers and
  directors as a group                   2,840,776                      18.6%
  (16 persons)


-------------

*         Less than 1%.

(1) Under the rules and regulations of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within sixty days, whether through the exercise of options or warrants or through the conversion of another security.

(2) Under the rules and regulations of the Securities and Exchange Commission, shares of Common Stock issuable upon exercise of options and warrants or upon conversion of securities which are deemed to be beneficially owned by the holder thereof (see Note (1) above) are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(3) Includes 630,500 shares represented by options exercisable within 60 days and 14,000 shares represented by warrants exercisable within 60 days.


(4) Includes 551,074 shares (adjusted as of December 31, 1998 pursuant to the antidilution provisions in Mr. Ovshinsky's November 18, 1993 Stock Option Agreement) represented by options exercisable within 60 days, the 126,500 Sanoh Shares over which Mr. Ovshinsky has voting power, 153,420 shares of Class A Common Stock which are convertible into Common Stock, and 750 shares represented by warrants exercisable within 60 days . Under the rules and regulations of the Securities and Exchange Commission, Mr. Ovshinsky may be deemed a beneficial owner of the shares of Common Stock and Class A Common Stock owned by his wife, Iris M. Ovshinsky. Such shares are not reflected in Mr. Ovshinsky's share ownership in this table.

(5) Includes 352,382 shares (adjusted as of December 31, 1998 pursuant to the antidilution provisions in Dr. Ovshinsky's November 18, 1993 Stock Option Agreement) represented by options exercisable within 60 days, 65,601 shares of Class A Common Stock which are convertible into Common Stock and 750 shares represented by warrants exercisable within 60 days. Under the rules and regulations of the Securities and Exchange Commission, Dr. Ovshinsky may be deemed a beneficial owner of the shares of Common Stock and Class A Common Stock owned by her husband, Stanford R. Ovshinsky. Such shares are not reflected in Dr. Ovshinsky's share ownership in this table.


(6) Includes 225,200 shares represented by options exercisable within 60 days and 6,000 shares represented by warrants exercisable within 60 days.

(7) Includes 68,928 shares represented by options exercisable within 60 days.

(8) Includes 18,980 shares represented by options exercisable within 60 days and 1,980 shares represented by warrants exercisable within 60 days.

(9) Includes 10,000 shares represented by options exercisable within 60 days.

(10) Includes 9,000 shares represented by options exercisable within 60 days.

(11) Includes 15,000 shares represented by options exercisable within 60 days.

(12) Includes 10,000 shares represented by options exercisable within 60 days.

(13) Includes 5,000 shares represented by options exercisable within 60 days.

(14) Includes 6,743 shares represented by options exercisable within 60 days.

(15) Includes 7,000 shares represented by options exercisable within 60 days.

(16) Includes 5,600 shares represented by options exercisable within 60 days.

       Principal Shareholders. The following table sets forth, as of January 25, 1999, to the knowledge of the Company, the beneficial holders of more than five percent of the Company's Common Stock (see footnotes for calculation used to determine "percentage of class" category):


Name and Address of                     Amount and Nature of       Percentage of
Beneficial Holder                       Beneficial Ownership          Class(1)
-------------------                     --------------------       -------------

Stanford R. and Iris M. Ovshinsky            1,260,876(2)              8.9 %
1675 West Maple Road
Troy, Michigan 48084

Robert C. Stempel                            1,120,904(3)              8.2 %
1675 West Maple Road
Troy, Michigan 48084

----------------


(1)Under the rules and regulations of the Securities and Exchange Commission, shares of Common Stock issuable upon exercise of options and warrants or upon conversion of securities which are deemed to be beneficially owned by the holder thereof are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(2)Includes  219,021  shares  of  Class A  Common  Stock  owned  by Mr.  and Dr.
   Ovshinsky (which shares are convertible at any time into Common Stock and will be deemed to be converted into Common Stock on September 14, 1999), 10,399 shares of Common Stock owned by Mr. and Dr. Ovshinsky, 126,500 shares of Sanoh Shares over which Mr. Ovshinsky has voting rights, 903,448 (adjusted as of September 30, 1998) shares represented by options exercisable within 60 days and 1,500 shares represented by warrants exercisable within 60 days held by Mr. and Dr. Ovshinsky.

(3)Includes 476,404 shares of Common Stock and 630,500 shares represented by options exercisable within 60 days and 14,000 shares represented by warrants exercisable within 60 days.

                           EXECUTIVE OFFICERS

      The executive officers of the Company are as follows:


                                                                                   Served As An Executive
       Name                  Age             Office                               Officer or Director Since
       ----                  ---             ------                               -------------------------


Stanford R. Ovshinsky       76              President, Chief Executive Officer             1960(1)
                                            and Director

Iris M. Ovshinsky           71              Vice President and Director                    1960(1)

Robert C. Stempel           65              Executive Director and Chairman                1995
                                            of the Board

Nancy M. Bacon              52              Senior Vice President and Director             1976

Hellmut Fritzsche           71              Vice President and Director                    1969

Subhash K. Dhar             47              President and Chief Operating                  1986
                                            Officer of Ovonic Battery

Stephan W. Zumsteg          52              Treasurer                                      1997


-----------

 (1) The predecessor of the Company was originally founded in 1960. The present corporation was incorporated in 1964 and is the successor by merger of the predecessor corporation.


     See above for information relating to Stanford R. Ovshinsky, Iris M. Ovshinsky, Robert C. Stempel, Nancy M. Bacon and Hellmut Fritzsche.

      Subhash K. Dhar joined the Company in 1981 and has held various positions with Ovonic Battery since its inception in October 1982. Mr. Dhar has served as Chief Operating Officer of Ovonic Battery since 1986 and President since 1987.

      Stephan W. Zumsteg joined the Company in March 1997 and was elected Treasurer in April 1997. Prior to joining the Company, Mr. Zumsteg was Chief Financial Officer of the Kirlin Company from July 1996 to February 1997 and Vice President-Finance & Administration and Chief Financial Officer of Lincoln Brass Works from July 1991 to June 1996.

                       EXECUTIVE COMPENSATION

      The following tables set forth the compensation paid by the Company during its last three fiscal years to its Chief Executive Officer and each of its other four most highly compensated executive officers for the fiscal year ended June 30, 1998.


                            SUMMARY COMPENSATION TABLE

                                            Annual                    Long Term
                                         Compensation                Compensation
                                        ---------------         ----------------------
                                                                                           All
                                                                Restrict    Options        Other
Name and Principal          Fiscal                              Stock       (Number        Compen-
     Position               Year(1)     Salary(2)   Bonus       Award       of Shares)     sation(4)
------------------          --------    ---------   -----       --------    ----------     ---------


Stanford R. Ovshinsky       1998        $284,967        --                                 $14,652
President and Chief         1997        $276,016    $37,981(3)                             $10,017
Executive Officer (5)       1996        $267,800    $90,741(3)                             $10,017

Robert C. Stempel,          1998        $270,005                   --          --          $ 3,159
Executive Director(6)       1997        $270,005                   --        25,000        $ 3,159
                            1996        $125,008                $50,312     125,000        $ 3,159

Iris M. Ovshinsky,          1998        $250,016                                           $13,569
Vice President              1997        $250,016                                           $ 8,939
                            1996        $250,004                                           $ 5,726

Nancy M. Bacon,             1998        $235,019                               --          $ 5,796
Senior Vice President       1997        $235,019                               --          $ 5,796
                            1996        $235,472                             25,000        $ 5,794

Subhash K. Dhar, President  1998        $211,545       --                      --          $ 5,283
and Chief Operating Officer 1997        $200,013       --                      --          $ 5,283
Ovonic Battery              1996        $200,503    $15,000                  62,040        $ 5,283





 (1) The Company's fiscal year is July 1 to June 30. The Company's 1998 fiscal year ended June 30, 1998.
 (2) Amounts shown include compensation deferred under the Company's 401 (k) Plan. Does not include taxable income resulting from exercise of stock options.
 (3) Computed based on net income from operations for preceding years as provided in Mr. Ovshinsky's September 1993 Employment Agreement.

 (4) "All Other Compensation" is comprised of (i) contributions made by the Company to the accounts of each of the named executive officers under the Company's 401(k) Plan with respect to each of the fiscal years ended June 30, 1998, 1997 and 1996, respectively, as follows: Mr. Ovshinsky $4,500
      (1998);  Dr. Ovshinsky $4,500,  $3,269 and $2,500;  Mrs. Bacon $4,500 (for
      each of 1998,  1997 and 1996); Mr. Dhar $4,500 (for each of 1998, 1997 and
      1996); (ii) the dollar value of any life insurance premiums paid by the Company in the calendar years ended December 31, 1998, 1997 and 1996, respectively, with respect to term-life insurance for the benefit of each of the named executives as follows: Mr. Ovshinsky $10,152 (1998) and $10,017 (for each of 1997 and 1996); Mr. Stempel $3,159 (for each of 1998, 1997 and 1996); Dr. Ovshinsky $9,069, $5,670, and $3,226; Mrs. Bacon
      $1,296 (1998 and  1997) and $1,294 (1996);  and Mr. Dhar $783 (for each of
      1998, 1997 and 1996). Under the 401 (k) Plan, which is a qualified defined-contribution plan, the Company makes matching contributions periodically on behalf of the participants in the amount of 50% of each such participant's contributions. These matching contributions were limited to 3% of a participant's salary, up to $150,000 for 1997. The contributions reported for 1998 are for the calendar year ended December 31, 1997.
 (5)  In  September  1993,  Mr.  Ovshinsky  entered  into  separate   employment
      agreements with the Company and Ovonic Battery. See "Employment Agreements." The amounts indicated include compensation received by Mr. Ovshinsky pursuant to the Employment Agreements with the Company and Ovonic Battery.
 (6) Mr. Stempel joined the Company in December 1995. The salary reported for 1996 is for the six month period January 1996 - June 1996.


        None  of the  executive  officers  of the  Company  have  ever  received compensation from the Company that was not fully deductible for federal income tax purposes under Section 162(m) of the Internal Revenue Code. Under the terms of certain employment and other agreements between the Company and its executive officers, it is possible that certain of such officers might receive compensation in connection with a future change in control of the Company, or as the result of the death or disability of the executive, which might not be deductible by the Company under Sections 162(m) or 280G of the Internal Revenue Code. Except in such special cases, it is generally the policy of the Company to seek to qualify all compensation paid to its executive officers for deductibility under Section 162(m).


                              OPTION GRANTS IN LAST FISCAL YEAR

        There were no options granted to the named executive officers during the fiscal year ended June 30, 1998.

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                      FISCAL YEAR END OPTION VALUES

      The following table sets forth all stock options exercised by the named executives during the fiscal year ended June 30, 1998 and the number and value of unexercised options held by the named executive officers at fiscal year end.





                             Shares                                 Number of Securities             Value of Unexercised
                             Acquired on          Value            Underlying Unexercised            in-the-Money Options
                             Exercise            Realized        Options at Fiscal Year End           at Fiscal Year End
       Name                     (#)                ($)             Exercisable/Unexercise          Exercisable/Unexercisable
--------------------------   -----------         --------        --------------------------        -------------------------

Stanford R. Ovshinsky (1)         _                  -                    550,491/0                        $438,254/$0

Iris M. Ovshinsky (2)             _                  _                    351,993/0                        $291,497/$0

Robert C. Stempel (3)           12,000             $80,256                308,000/30,000                   $ 17,442/$0

Nancy M. Bacon (4)              10,000             $39,125                217,700/7,500                    $117,520/$0

Subhash K. Dhar (5)               _                   _                    68,928/0                        $8,721/$0



(1) Mr. Ovshinsky's exercisable options are exercisable at a weighted average price of $11.07 per share.

(2) Dr. Ovshinsky's exercisable options are exercisable at a weighted average price of $11.05 per share.

(3) Mr. Stempel's exercisable and unexercisable options are exercisable at a weighted average price of $14.12 and $19.59 per share, respectively.

(4) Mrs. Bacon's exercisable and unexercisable options are exercisable at a weighted average price of $11.60 and $20.125 per share, respectively.

(5) Mr. Dhar's exercisable options are exercisable at a weighted average price of $15.99 per share.



                                    EMPLOYMENT AGREEMENTS

       On September 2, 1993, Stanford R. Ovshinsky entered into separate employment agreements with each of the Company and Ovonic Battery in order to define clearly his duties and compensation arrangements and to provide to each company the benefits of his management efforts and future inventions. The initial term of each employment agreement is six years. The Company and Ovonic Battery expect to renew each of Mr. Ovshinsky's employment agreements for an additional term ending September 30, 2005. Mr. Ovshinsky's employment agreement with the Company provides for an annual salary of not less than $100,000, while his agreement with Ovonic Battery provides for an annual salary of not less than $150,000. Both agreements provide for annual increases to reflect increases in the cost of living, discretionary annual increases as determined by the Board of Directors of the Company and an annual bonus equal to 1% of the net income from operations of the Company (excluding Ovonic Battery) or Ovonic Battery.

       Mr. Ovshinsky's employment agreement with Ovonic Battery additionally contains a power of attorney and proxy from the Company providing Mr. Ovshinsky with the right to vote the shares of Ovonic Battery held by the Company following a change in control of the Company. For purposes of the agreement, change in control means (i) any sale, lease, exchange or other transfer of all or substantially all of the Company's assets; (ii) the approval by the Company's stockholders of any plan or proposal of liquidation or dissolution of the Company; (iii) the consummation of any consolidation or merger of the Company in which the Company is not the surviving or continuing corporation; (iv) the acquisition by any person of 30 percent or more of the combined voting power of the then outstanding securities having the right to vote for the election of directors; (v) changes in the constitution of the majority of the Board of Directors; (vi) the holders of the Class A Common Stock ceasing to be entitled to exercise their preferential voting rights other than as provided in the Company's charter and (vii) bankruptcy. In the event of mental or physical disability or death of Mr. Ovshinsky, the foregoing power of attorney and proxy will be exercised by Dr. Iris M. Ovshinsky.

       Pursuant to his employment agreement with Ovonic Battery, Mr. Ovshinsky was granted stock options, exercisable at a price of $16,129 per share to purchase 186 shares (adjusted from a price of $50,000 per share to purchase 60 shares pursuant to the anti-dilution provisions of the option agreement) of Ovonic Battery's common stock, representing approximately 6 percent of Ovonic Battery's outstanding common stock. The Ovonic Battery stock options vest on a quarterly basis over six years commencing with the quarter beginning October 1, 1993, subject to Mr. Ovshinsky's continued performance of his obligations to Ovonic Battery under his employment agreement. Vesting of the stock options will accelerate in the event of Mr. Ovshinsky's death, mental or physical disability or termination of employment without cause and in the event of a change in control of the Company.

       In February 1998, the Compensation Committee of the Board of Directors recommended and the Board of Directors approved an Employment Agreement between the Company and Dr. Iris M. Ovshinsky. The purpose of the Employment Agreement is to clearly define Dr. Ovshinsky's duties and compensation arrangements. The Employment Agreement also provides for the Company to have the benefits of Dr. Ovshinsky's services as a consultant to the Company following the termination of her active employment for consulting fees equal to 50 percent of the salary payable to Dr. Ovshinsky at the date of the termination of her active employment. Dr. Ovshinsky shall have the right to retire at any time during her services as a consultant and receive retirement benefits equal to the consulting fees for the remainder of Dr. Ovshinsky's life.

       The initial term of Dr. Ovshinsky's employment period is until September 2, 1999 and is automatically renewed for successive one-year periods unless terminated by Dr. Ovshinsky or the Company upon 120 days notice in advance of the renewal date. Dr. Ovshinsky's employment agreement provides for an annual salary of not less than $250,000, annual increases to reflect increases in the cost of living and discretionary annual increases, as determined by the Board of Directors of the Company.

                                COMPENSATION COMMITTEE REPORT

Compensation Committee.

       The Compensation Committee is composed of Mr. McCarthy (Chairman) and Dr. Metz. Neither of the Compensation Committee members are or were during the last fiscal year an officer or employee of the Company or any of its subsidiaries, or had any business relationship with the Company or any of its subsidiaries.

       The Compensation Committee is responsible for administering the policies which govern both annual compensation of executive officers and the Company's stock option plans. The Compensation Committee meets several times during the year to review recommendations from management regarding stock options and compensation. Compensation and stock option recommendations are based upon performance, current compensation, stock option ownership, and years of service to the Company. The Company does not have a formal bonus program for executives, although it has awarded bonuses to its executives from time to time.


Compensation of Executive Officers.


      The Compensation Committee considers the Company's financial position and other factors in determining the compensation of its executive officers. These factors include remaining competitive within the relevant hiring market--whether scientific, managerial or otherwise--so as to enable the Company to attract and retain high quality employees, and, where appropriate, linking a component of compensation to the performance of the Company's Common Stock--such as by a granting of stock option or similar equity-based compensation--to instill ownership thinking and align the employees' and stockholders' objectives. The Company has been successful at recruiting, retaining and motivating executives who are highly talented, performance-focused and entrepreneurial.


       During the Company's last fiscal year, the Compensation Committee determined that the Company had achieved several important scientific and business milestones. The Compensation Committee also concluded that the achievement of these milestones had not yet been fully reflected in the
Company's financial results. In light of the Company's general policy of conserving available cash flow where possible to advance its business objectives, the Compensation Committee determined that it was not advisable to materially raise executive base salaries or grant material bonuses, stock options or other compensation to the Company's executive officers.


Chief Executive Officer Compensation.


       In September 1993, Mr. Ovshinsky entered into separate employment agreements with each of the Company and Ovonic Battery. The purpose of these agreements, which provide for the payment to Mr. Ovshinsky of an annual salary of not less than $250,000 by the Company and by Ovonic Battery, was to define clearly Mr. Ovshinsky's duties and compensation arrangements and to provide to each company the benefits of his management efforts and future inventions. See "Employment Agreements." Mr. Ovshinsky's compensation for fiscal year 1998 was determined in accordance with his Employment Agreements with the Company and Ovonic Battery. Based on the factors described above with respect to the compensation of the Company's executive officers, the Compensation Committee determined that it was not advisable to pay a discretionary bonus to the Company's Chief Executive Officer during 1998.



                                          COMPENSATION COMMITTEE

                                          Walter J. McCarthy, Jr.
                                          Florence I. Metz

                                         PERFORMANCE GRAPH

       The line graph below compares the cumulative total stockholder return on the Company's Common Stock over a five-year period with the return on the NASDAQ Stock Market - US Index and the Hambrecht & Quist Technology Index.




                                                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                                            AMONG ENERGY CONVERSION DEVICES, INC., THE NASDAQ STOCK
                                         MARKET--U.S. INDEX AND THE HAMBRECHT & QUIST TECHNOLOGY INDEX



                                                                         Cumulative Total Return
                                                         ------------------------------------------------------
                                                         6/93      6/94      6/95      6/96      6/97      6/98
                                                         ----      ----      ----      ----      ----      ----

Energy Conversion Devices, Inc.                         100.00    112.64    149.43    209.20    117.24     89.08
Nasdaq Stock Market (U.S.)                              100.00    100.96    134.77    173.03    210.38    277.61
Hambrecht & Quist Technology                            100.00    102.21    180.82    211.32    275.98    349.59





       The total return with respect to NASDAQ Stock Market - US Index and the Hambrecht & Quist Technology Index assumes that $100 was invested on June 30, 1993, including reinvestment of dividends.

       ECD has paid no cash dividends in the past and no cash dividends are expected to be paid in the foreseeable future.

       The Report of the Compensation Committee on Executive Compensation and the Performance Graph are not deemed to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended, or incorporated by reference in any documents so filed.

                       CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       Canon/United Solar. In June, 1990, the Company formed United Solar, a joint venture with Canon Inc. (Canon), in which Canon and the Company each own
49.98 percent of the outstanding shares, with the balance held by Mrs. Haru Reischauer, a member of the Company's Board of Directors until her death on September 23, 1998. Mrs. Reischauer was also a director of United Solar. In the year ended June 30, 1998, the Company performed various laboratory, shop, patent and research services for United Solar for which United Solar was charged approximately $315,000. In the year ended June 30, 1998, United Solar billed the Company for approximately $180,000 for work performed in accordance with a contract from the U.S. Department of Energy.



       GM Ovonic. During the year ended June 30, 1998, the Company had revenues of $4,871,000 for sales of battery packs, electrodes, machine building and other services performed for GM Ovonic, the Company's joint venture with General Motors Corporation for the production of nickel metal hydride batteries for four-wheeled electric propulsion applications.

       Sovlux Battery. During the year ended June 30, 1998, the Company recorded revenues of $1,500,000 and received cash of $1,200,000 for license fees relating to a technology transfer agreement with Sovlux Battery, the Company's nickel metal hydride battery materials and components manufacturing joint venture with Chepetsky Mechanical Plant in Russia.


       Miscellaneous. Herbert Ovshinsky, Stanford R. Ovshinsky's brother, is employed by the Company as Director of the Production Technology and Machine Building Division working principally in the design of manufacturing equipment. He received $122,712 in salary during the year ended June 30, 1998.

       HKO Media, Inc., owned by Harvey Ovshinsky, Stanford R. Ovshinsky's son, performed video production services on behalf of the Company. HKO Media, Inc. was paid $99,030 by the Company for its services during the fiscal year ended June 30, 1998.

       Compliance  with Section  16(a) of the  Securities  Exchange Act of 1934.
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file reports of ownership and changes in ownership with respect to the securities of the Company and its affiliates with the Securities and Exchange Commission and to furnish copies of these reports to the Company. Based on a review of these reports and written representations from the Company's directors and officers regarding the necessity of filing a report, the Company believes that during fiscal year ended June 30, 1998, all filing requirements were met on a timely basis.

                                   ADDITIONAL INFORMATION

       Cost of Solicitation. The cost of solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and other employees of the Company may solicit proxies personally or by telephone or other means of communication. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward, at the expense of the Company, copies of the proxy materials to the beneficial owners of shares held of record by such persons. The Company also intends to hire Morrow & Co., at an anticipated cost of approximately $8,500 plus out-of-pocket expenses, to assist it in the solicitation of proxies personally, by telephone, or by other means.

       Other Action at the Meeting. The Company's management, at the time hereof, does not know of any other matter to be presented which is a proper subject for action by the stockholders at the Meeting. If any other matters shall properly come before the Meeting, the shares represented by a properly executed proxy will be voted in accordance with the judgment of the persons named on the proxy.

       Stockholder Proposals for 1999 Annual Meeting. Proposals of stockholders intended to be presented at the Company's next annual meeting of stockholders, presently expected to be held during February 2000 must be received by the Company no later than September 10, 1999 in order for those proposals to be included in the proxy materials for the meeting.

                                       ---------------

       Stockholders are urged to send in their proxies without delay.

                                        By Order of the Board of Directors


                                        Robert C. Stempel
                                        Chairman of the Board


February 15, 1999

                                                            EXHIBIT A



          ARTICLE FOURTH OF RESTATED CERTIFICATE OF INCORPORATION
                        (SHOWING PROPOSED AMENDMENTS)


      FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 20,930,000 shares, of which 500,000 shares shall be Class A Common Stock of a par value of one cent ($.01) per share, 430,000 shall be Class B Common Stock of a par value of one cent ($.01) per share, and 20,000,000 shares shall be Common Stock of a par value of one cent ($.01) per share. The powers and rights, and the qualifications, limitations and restrictions of said classes of stock of the Corporation shall be as follows:

      SECTION 1 - Provisions Applicable to  All Classes of Stock

      1.1 - General. The Class A Common Stock, the Class B Common Stock and the Common Stock shall be of equal rank and shall have the same powers and rights (including rights upon the dissolution of the Corporation) except as otherwise expressly provided herein.

      1.2 - Dividends and Other Distributions, Subscription Rights and Split-Ups and Combinations of Shares. Whenever dividends are declared or any other distribution of the assets of the Corporation is made, whether in cash, property or shares of stock of the Corporation, and whenever any distribution is made to stockholders of rights to subscribe to additional shares of stock of the Corporation, the holders of Class A Common Stock, the holders of the Class B Common Stock and the holders of Common Stock shall be entitled to share equally, share for share, in such dividends or other distributions; except that in the case of dividends payable in shares of stock of the Corporation, or in the case of rights to subscribe to such shares, the holders of Class A Common Stock and the holders of Class B Common Stock shall receive their dividends in, or shall have rights to subscribe to, shares of Common Stock. Whenever the shares of any class are split up or combined, the shares of the other classes shall be proportionately split up or combined.

      1.3 - Additional Issuances of Stock. The Corporation shall not, except with the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, Class A Common Stock and Class B Common Stock, each voting separately as a class, authorize any additional shares of Class A Common Stock, Class B Common Stock or Common Stock, except to satisfy the provisions of
Section 1.2 above.

      SECTION 2 -  Voting Rights

      2.1 - Conversion Date. As used herein, the term "Conversion Date" shall mean the first date as of which all outstanding shares of Class A Common Stock have been converted into shares of Common Stock and no shares of Class A Common Stock are issued and outstanding.

      2.2 - Voting Rights. Except as herein provided, prior to the Conversion Date, upon all matters requiring the vote of stockholders, including the election and removal of directors with or without cause, the holders of Class A Common Stock shall be entitled to twenty-five votes per share, and the holders of the Class B Common Stock and the Common Stock shall be entitled to one vote per share. Except as herein provided, from and after the Conversion Date, upon all matters requiring the vote of stockholders, including the election and removal of directors with or without cause, the holders of Class B Common Stock shall be entitled to twenty-five votes per share, and the holders of the Common Stock shall be entitled to one vote per share. Except as otherwise provided by law, or by this Certificate of Incorporation, the votes of the holders of the Class A Common Stock, the holders of the Class B Common Stock and the holders of the Common Stock shall be counted and totaled together without regard to class. Prior to the Conversion Date, the holders of the Class A Common Stock, as one class, and the holders of the Class B Common Stock and Common Stock, together as a second class, shall be entitled to vote as two separate classes on all matters involving or relating to the merger, consolidation, liquidation, dissolution, sale of all, or substantially all, of the assets of the Corporation, or such other matters as may come within the meaning of Section 242 of the Delaware General Corporation Law requiring votes by classes. From and after the Conversion Date, the holders of the Class B Common Stock, as one class, and the holders of the Common Stock, as a second class, shall be entitled to vote as two separate classes on all matters involving or relating to the merger, consolidation, liquidation, dissolution, sale of all, or substantially all, of the assets of the Corporation, or such other matters as may come within the meaning of Section 242 of the Delaware General Corporation Law requiring votes by classes.

      SECTION 3 - Conversion

      3.1 - Conversion into Common Stock at Option of Holders. Any holder of shares of Class A Common Stock or Class B Common Stock may convert any or all of such shares held by him into the same number of shares of Common Stock by surrendering to the Corporation, or to any duly authorized transfer agent for the Corporation, a certificate representing the shares of Class A Common Stock or Class B Common Stock to be converted together with a written statement signed by such holder stating that the shares are to be so converted. Any shares of Class A Common Stock or Class B Common Stock so surrendered for conversion shall thereupon be deemed to have been converted into an equal number of shares of Common Stock, and the Corporation or such transfer agent shall promptly thereafter issue and deliver to the holder of the shares surrendered for conversion a certificate or certificates representing the shares of Common Stock issuable upon such conversion.

      3.2 - Mandatory Conversion into Common Stock. All outstanding shares of Class A Common Stock and Class B Common Stock shall be deemed to have been converted into an equal number of shares of Common Stock on September 30, 2005. From and after the time of such conversion, the special rights and powers of the Class A Common Stock and the Class B Common Stock shall terminate regardless of the fact that certificates purporting to represent Class A Common Stock or Class B Common Stock may continue to be outstanding. The Corporation shall be entitled to demand surrender of certificates purporting to represent Class A Common Stock or Class B Common Stock which have been converted into Common Stock under this
Section 3.2 and to withhold dividends and other distributions on the shares so converted until the surrender of such certificates. Upon surrender of such certificates representing shares of Class A Common Stock or Class B Common Stock, the Corporation shall issue to the holder thereof certificates representing an equal number of shares of Common Stock.

      3.3 - Extension of Mandatory Conversion Date. At any time prior to September 30, 2005, the Board of Directors of the Corporation may adopt and recommend for the approval of the Corporation's stockholder a resolution authorizing an amendment to the Certificate of Incorporation of the Corporation extending the mandatory conversion date provided in Section 3.2 hereof to a date to be determined by the Board of Directors of the Corporation and set forth in such resolution. The votes of the holders of the Class A Common Stock, the holders of the Class B Common Stock and the holders of the Common Stock shall be counted and totaled together without regard to class in connection with the approval of the stockholders of the Corporation with respect to any such amendment.

      3.4 - Stock Converted Not to be Reissued. No share of Class A Common Stock or Class B Common Stock converted pursuant to Section 3.1 or Section 3.2 hereof shall be reissued.

                                                                  EXHIBIT B



                       EXECUTIVE EMPLOYMENT AGREEMENT


                  EXECUTIVE EMPLOYMENT AGREEMENT dated as of January 15, 1999 by and between Energy Conversion Devices, Inc., a Delaware corporation (the "Company"), and Robert C. Stempel (the "Executive").

                  The Executive currently serves as the Chairman of the Board of Directors and Executive Director of the Company. In order to induce the Executive to enter into this Agreement and to continue to devote his full business time and attention to the business and affairs of the Company, the Company and the Executive have entered into this Agreement and the Company has agreed to enter into a Stock Option Agreement (the "Stock Option Agreement") and a Restricted Stock Agreement (the "Restricted Stock Agreement"), each dated as of the date hereof, pursuant to which the Company has agreed to grant to the Executive an option to acquire certain shares of the Company's Common Stock, par value $.01 per share, and to issue to the Executive certain shares of its Class B Common Stock, par value $.01 per share (the "Class B Common Stock"), upon the terms and subject to the conditions set forth therein.

                  For  good  and   valuable   consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, the Company and the Executive do hereby agree as follows:

                  Section 1. Employment and Duties. Upon the terms and subject to the conditions set forth in this Agreement, the Company agrees to employ the Executive as its Executive Director and the Executive hereby accepts such employment and agrees to perform such services as would be customary for such position or as otherwise reasonably requested from time to time by the Company's Board of Directors. Except in connection with normal business travel, the Executive shall not be required to perform his duties under this Agreement at a location other than the Detroit metropolitan area.

                  Section 2. Other Employment. The Company acknowledges and agrees that the Executive may, in addition to his position as Executive Director of the Company, serve as a senior advisor to EV Global Motors, an outside director of other publicly held corporations and as a director and officer of subsidiaries of the Company, and may divide his time between the Company, such other publicly held corporations and the Company's subsidiaries as necessary and appropriate, provided that the Executive shall spend such time and efforts as reasonably necessary to fulfill his duties on behalf of the Company.

                  Section 3. Term. The term of employment under this Agreement (the "Employment Period") shall commence as of the date hereof and shall remain in effect until September 30, 2005 unless earlier terminated as hereinafter provided. The Employment Period shall be automatically renewed for successive one year periods after the initial term unless terminated by either the Executive or the Company by giving written notice of termination at least 120 days in advance of the renewal date.

                  Section 4.  Compensation.

                  4.1 Salary. For all the services to be rendered by the Executive hereunder, the Company agrees to pay, during the Employment Period, an annual salary, determined by the Board of Directors of the Company from time to time, payable every two weeks or otherwise according to the Company's regular pay schedule for salaried employees.

                  4.2 Bonus. During the Employment Period, the Executive shall be entitled to receive annual bonuses as may be deemed advisable by the Board of Directors of the Company based on the individual performance of the Executive and the financial performance of the Company.

                  4.3 Other Benefits. During the Employment Period, the Executive shall be eligible for all non-wage benefits, including health, disability and life insurance, pension and profit sharing, stock option, automobile use or allowance, and organizational membership fees, that the Company provides generally for its senior executive officers. The Company shall not be obligated to provide any such non-wage benefit to the Executive if and so long as the Executive is entitled to receive a comparable benefit on substantially equivalent terms from any prior or subsequent employer.

                  Section 5. Business Expenses. Subject to policies established from time to time by the Company, the Company shall reimburse the Executive for the reasonable, ordinary and necessary expenses incurred by him in connection with the performance of his duties hereunder, including ordinary and necessary travel expenses and entertainment expenses.

                  Section 6.  Covenants of Executive.

                  6.1 Non-Competition During the Employment Period. During the Employment Period, except as provided in Section 2, the Executive shall not, without the Company's prior written consent, which may be withheld at the Company's sole discretion, engage in any other business activity for gain, profit or other pecuniary advantage (except the investment of funds in such form or manner as shall not require any material services on the part of the Executive in the operation of the affairs of the companies in which such investments are made) or engage in or any manner be connected or concerned, directly or indirectly, whether as an officer, director, stockholder, partner, owner, employee, creditor or otherwise, with the operation, management or conduct of any business anywhere in the world that competes with the business of the Company or that utilizes technology of a nature similar to that utilized by the Company.

                  6.2 Confidentiality. During the Employment Period and following the termination thereof for any reason, the Executive shall not disclose or make any use of, for his own benefit or for the benefit of any business or entity other than the Company, any secret or confidential information or any other information of or pertaining to the Company, its business, products, financial affairs, licensees, customers or services not generally known by the public and which was acquired by him during his affiliation with the Company.

                  6.3 Inventions and Secrecy. Except as otherwise provided in this Section 6.3, the Executive shall (a) promptly disclose to the Company all inventions, ideas, devices, processes, formulas, compositions, techniques and research and development information (whether patentable or unpatentable and whether or not reduced to practice) made or conceived by him alone or jointly with others from the time of entering the Company's employ until such employment is terminated for any reason, relevant or pertinent in any way, whether directly or indirectly, to the Company's business or resulting from or suggested by any work which he may have done for the Company or at its request, (b) at all times during his employment with the Company, assist the Company (at the Company's expense) to obtain and develop for the Com pany's benefit patents on such inventions, ideas, devices, processes, formulas, compositions, techniques and research and development, information, and (c) do all such acts and execute, acknowledge and deliver all such instruments as may be necessary or desirable in the opinion of the Company to vest in the Company the entire interest in such inventions, ideas, devices, processes, formulas, compositions, techniques and research and development information.

                  6.4 Competition Following Termination. If the employment of the Executive is terminated by the Company for Cause (as defined in Section 7.1) or if the Executive voluntarily terminates his employment with the Company, then within the three-year period immediately following such termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company, which consent may be withheld at the sole discretion of the Company, engage in or in any manner be connected or concerned, directly or indirectly, whether as an officer, director, stockholder, partner, owner, employee, creditor or otherwise with the operation, management or conduct of any business anywhere in the world that competes with the business of the Company at the time of such termination or that utilizes technology of a nature similar to that utilized by the Company at the time of such termination. Notwithstanding the foregoing, in no event shall the restrictions of this
Section 6.4 continue beyond September 30, 2005. Neither the Executive's termination of his employment with the Company due to the Company's breach of this Agreement, nor the Executive's election not to renew the Employment Period pursuant to Section 3, shall be deemed to constitute a voluntary termination of the Executive's employment for purposes of this Agreement.

                  6.5 Solicitation of Employees and Customers Following Termination. Within the three-year period immediately following termination of the Executive's employment with the Company for any reason (other than termination by the Company without Cause), the Executive shall not, without the Company's prior written consent, which may be withheld at the Company's sole discretion, directly or indirectly, on his own behalf or on behalf of any other person or entity (a) solicit, contact, interfere with or divert any licensee or customer of the Company, or any pro spective customer identified by or on behalf of the Company, during the Executive's association with the Company or (b) solicit or hire any person then employed by the Company or employed by the Company at any time during the preceding 12-month period.

                  6.6 Acknowledgment. The Executive acknowledges that the restrictions set forth in this Section 6 are reasonable in scope and essential to the preservation of the Company's business and proprietary properties and that the enforcement thereof shall not in any manner preclude the Executive, in the event of the Executive's termination of employment with the Company, from becoming gainfully employed in such manner and to such extent as to provide a standard of living for himself, the members of his family, and those dependent upon him of at least the sort and fashion to which he and they have become accustomed and may expect.

                  6.7 Severability. The covenants of the Executive contained in this Section 6 shall each be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of the Executive against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of such covenants. The parties hereby expressly agree that it is not the intention of any party hereto to violate any public policy, statutory or common law, and that if any sentence, paragraph, clause or combination of the same of this Agreement is in violation of the law of any state where applicable, such sentence, paragraph, clause or combination of the same shall be void in the jurisdictions where it is unlawful, and the remainder of such paragraph and this Agreement shall remain binding on the parties to make the covenants of this Agreement binding only to the extent that it may be lawfully done under existing applicable laws. In the event that any part of any covenant of this Agreement is determined by a court of law to be overly broad thereby making the covenant unenforceable, the parties hereto agree, and it is their desire, that such court shall substitute a judicially enforceable limitation in its place, and that as so modified the covenant shall be binding upon the parties as if originally set forth herein.

                  Section 7.  Termination.

                  7.1 Termination for Cause. The Company shall have the option to terminate the Employment Period for cause ("Cause") in the event of (a) a material breach by the Executive of the covenants provided in Section 6 of this Agreement, (b) the commission by the Executive of theft or embezzlement of material items of Company property, (c) the conviction of the Executive of a crime resulting in material injury to the business, property or reputation of the Company, or (d) the Executive's gross dereliction or malfeasance in the performance of his duties hereunder (other than as a result of the Executive's death or mental or physical disability), provided that such dereliction or malfeasance continues uncorrected during the notice period described in the next sentence. Any termination pursuant to this Section 7.1 shall be effective only upon the expiration of a 120-day period following delivery by the Company to the Executive of a written notice of such termination, setting forth in reasonable detail the grounds for such termination, if the circumstance or event providing such grounds is not cured by the Executive during such 120-day period.

                  7.2 Retirement, Disability and Death. The Executive shall have the right at any time to terminate the Employment Period in connection with the Executive's retirement as an officer of the Company or in the event the Executive becomes subject to any Disability. For purposes of this Section 7.2, the term "Disability" means any physical or mental disability, or any combination of physical or mental disabilities, which, in the good faith determination of the Executive, materially impairs the ability of the Executive to perform his regular duties as an officer of the Company. The Employment Period shall automatically terminate in the event of the Executive's death.

                  7.3 Failure to Authorize Class B Common Stock. The Executive shall have the right to terminate the Employment Period in the event of the failure of the Company's stockholders to approve the proposed amendment to the Company's Certificate of Incorporation to authorize the Class B Common Stock as provided in Section 3 of the Restricted Stock Agreement.

                  7.4 Survival of Covenants. The covenants of the Executive set forth in Sections 6.2, 6.4 and 6.5 of this Agreement shall survive the termination of the Employment Period or termination of this Agreement, regardless of the reason therefor, and shall continue in effect for the periods specified in such Sections.

                  7.5 Continuation of Insurance. Following termination or expiration of this Agreement for any reason, the Company shall, at its expense, continue the medical, disability and life insurance coverage of the Executive and the Executive's spouse, as in effect at such time, for the remainder of the lives of the Executive and the Executive's spouse or until the date the Executive or the Executive's spouse secures comparable coverage provided by another employer.

                  8.  General Provisions.

                  8.1 Notice. Any notice required or permitted hereunder shall be made in writing (a) either by actual delivery of the notice into the hands of the party thereunder entitled, or (b) by the mailing of the notice in the United States mail, certified or registered mail, return receipt requested, all postage prepaid and addressed to the party to whom the notice is to be given at the party's respective address set forth below, or such other address as the parties may from time to time designate by written notice as herein provided.

                        As addressed to the Company:

                           Energy Conversion Devices, Inc.
                           1675 West Maple Road
                           Troy, Michigan 48084

                        With a copy (which shall not constitute notice) to:

                           Chester T. Kamin, Esq.
                           Jenner & Block
                           One IBM Plaza
                           Chicago, Illinois  60611

                        As addressed to the Executive:

                           Robert C. Stempel
                           Energy Conversion Devices, Inc.
                           c/o 1675 West Maple Road
                           Troy, Michigan 48084

                        With a copy (which shall not constitute notice) to:

                           William L. Weber, Jr., Esq.
                           Daniels & Kaplan, P.C.
                           401 South Old Woodward Avenue
                           Suite 350
                           Birmingham, Michigan 48009-6613

The notice shall be deemed to be received in case (a) on the date of its actual receipt by the party entitled thereto and in case (b) on the third day after date of its mailing.

                  8.2 Amendment and Waiver. No amendment or modification of this Agreement shall be valid or binding upon the Company unless made in writing and signed by an officer of the Company duly authorized by the Company's Board of Directors or upon the Executive unless made in writing and signed by him. The waiver by any party of the breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

                  8.3 Governing Law. THE VALIDITY AND EFFECT OF THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF MICHIGAN.

                  8.4 Entire Agreement. This Agreement (together with the Stock Option Agreement, the Restricted Stock Agreement and any other agreements pursuant to which the Executive has been granted stock options by the Company) contains all of the terms agreed upon by the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements and communications between the parties dealing with such subject matter, whether oral or written.

                  8.5 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the transferees, successors and assigns of the Company, including any company or corporation with which the Company may merge or consolidate, and shall be binding upon the Executive and shall inure to the benefit of the Executive and his heirs, executors, personal representative and beneficiaries.

                  8.6 Remedies for Breach. The Executive specifically acknowledges that his services under this Agreement are unique and extraordinary and that irreparable injury shall result to the Company and its business and property in the event of a breach of the terms and conditions of this Agreement to be performed by him (including, but not limited to, leaving the employment provided for hereunder). The Executive, therefore, agrees that in the event of his breach of any of the terms and conditions of this Agreement to be performed by him (including, but not limited to, leaving the employment provided for hereunder) the Company shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction, either at law or in equity and without posting any bond or other security, to enjoin him from performing services for any other person, firm or corporation in violation of any of the terms of this Agreement, and to obtain damages for any breach of this Agreement. In the event of the breach by the Company of any of the terms and conditions of this Agreement to be performed by it, the Executive's remedies shall be similarly free of limitations. The remedies provided herein shall be cumulative and in addition to any and all other remedies which either party may have at law or in equity.

                  8.7 Costs of Enforcement. In the event of any suit or proceeding by the Executive seeking to enforce the terms, covenants or conditions of this Agreement, the Executive, if he prevails, shall in addition to all other remedies and relief that may be available under this Agreement or applicable law recover his reasonable attorneys' fees and costs as shall be determined and awarded by the court.

                  8.8 Headings. Numbers and titles to paragraphs hereof are for information purposes only and, where inconsistent with the text, are to be disregarded.

                  8.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together, shall be and constitute one and the same instrument.

                                 * * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date and year first written above.

                         ENERGY CONVERSION DEVICES, INC.



                                   By:  /s/ Stanford R. Ovshinsky
                                      ------------------------------------------
                                      Its: President and Chief Executive Officer




                                        /s/ Robert C. Stempel
                                      ------------------------------------------

                                                                  EXHIBIT C


                         RESTRICTED STOCK AGREEMENT


                  RESTRICTED STOCK AGREEMENT dated as of January 15, 1999 by and between Energy Conversion Devices, Inc., a Delaware corporation (the "Company"), and Robert C. Stempel (the "Executive").

                  The Executive currently serves as the Chairman of the Board of Directors and Executive Director of the Company. In order to induce the Executive to continue to devote his full business time and attention to the business and affairs of the Company, the Company and the Executive have entered into an Executive Employment Agreement dated as of the date hereof (the "Employment Agreement") and the Company has agreed to grant to the Executive an option to acquire certain shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), pursuant to a Stock Option Agreement dated as of the date hereof (the "Stock Option Agreement") and to issue to the Executive certain shares of its Common Stock and Class B Common Stock, par value $.01 per share, upon the terms and subject to the conditions set forth in this Agreement.

                  For  good  and   valuable   consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, the Company and the Executive do hereby agree as follows:

                  1. Defined Terms. As used in this Agreement, the following capitalized terms shall have the meanings indicated in this Section 1:

                  "Certificate of Amendment" means the Certificate of Amendment in the form attached to this Agreement as Annex A authorizing the Class B Common Stock.

                  "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect as of the date of this Agreement, promulgated pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934, as amended (the "Exchange Act"), whether or not the Company is then subject to the reporting requirements of the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if
(a) there shall be consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Company's assets, (b) the stockholders of the Company approve any plan or proposal of liquidation or dissolution of the Company, (c) there shall be consummated any consolidation or merger of the Company in which the Company is not the surviving or continuing corporation or pursuant to which the Company's voting securities would be converted into cash, securities or other property,
(d) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act) other than the Executive shall become, after the date of this Agreement, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then-outstanding voting securities ordinarily having the right to vote for the election of directors, (e) individuals who, as of the date of this Agreement, constitute the Board of Directors of the Company (the "Board" generally, and as of the date hereof, the "Incumbent Board") shall cease for any reason to constitute a majority of the Board, provided that any person becoming a director subsequent to the date of this Agreement whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board, (f) a proceeding is instituted in a court of competent jurisdiction seeking a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding remains undismissed  or unstayed  and in effect for a period of 60  consecutive  days or such court enters a decree or court granting the relief sought in such proceeding, or (g) the Company commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect, consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of or for any substantial part of its property, or makes a general assignment for the benefit of creditors, or fails generally to pay its debts as they become due, or take any corporate action in furtherance of any of the foregoing. Notwithstanding the foregoing, no Change in Control shall be deemed to occur as a result of any transfer of beneficial ownership of shares of Common Stock or Class A Common Stock from Stanford R. Ovshinsky to Iris M. Ovshinsky.

                  "Class A Common Stock" means the Company's Class A Common Stock, par value $.01 per share.

                  "Class B Common Stock" means the Company's Class B Common Stock, par value $.01 per share.

                  "Code" has the meaning set forth in Section 10(b).

                  "Common Stock" means the Company's Common Stock, par value $.01 per share.

                  "Company" means Energy Conversion Devices, Inc., a Delaware corporation.


                  "Conversion Date" means the first date as of which all outstanding shares of Class A Common Stock have been converted into shares of Common Stock and no shares of Class A Common Stock are issued and outstanding.

                  "Demand Registration" has the meaning set forth in Section 11(a).

                  "Disability" means any physical or mental disability, or any combination of physical or mental disabilities, which, in the good faith determination of the Executive, materially impairs the ability of the Executive to perform his regular duties as a director or officer of the Company.

                  "Excise Tax" has the meaning set forth in Section 10(d).

                  "Executive" means Robert C. Stempel.

                  "Gross-Up Payment" has the meaning set forth in Section 10(d).

                  "Payment" has the meaning set forth in Section 10(d).

                  "Permitted Transferee" has the meaning set forth in Section 7(b).

                  "Piggyback Registration" has the meaning set forth in Section 11(e).

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with the provisions of Section 11 of this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company.

                  "Registrable Securities" means, collectively, (a) any shares of Common Stock which are deemed to have vested in accordance with the provisions of Section 5, (b) any shares of Common Stock issued or issuable upon the conversion of shares of Class B Common Stock which are deemed to have vested in accordance with the provisions of Section 5 and (c) any shares of Common Stock issued or issuable upon the exercise of the stock option granted to the Executive pursuant to the Stock Option Agreement.

                  "Restricted Stock" has the meaning set forth in Section 3. For purposes of this Agreement, the term "Restricted Stock" shall also include (a) any Common Stock issued or issuable upon the conversion of the shares of Class B Common Stock issued to the Executive pursuant to this Agreement and (b) any equity securities of the Company or any of its subsidiaries issued or issuable in connection with any stock dividend, stock split, combination of shares, merger, consolidation, recapitalization, spin-off or similar transaction with respect to or affecting the shares of Common Stock or Class B Common Stock issued to the Executive pursuant to this Agreement or any Common Stock issued or issuable with respect thereto.

                  "Securities Act" has the meaning set forth in Section 11(a).

                  "Transfer" means any sale, assignment, conveyance, pledge, hypothecation, transfer or other disposition.

                  2. Grant of Common Stock. Upon the terms and subject to the conditions set forth in this Agreement, the Company hereby agrees to issue to the Executive, as of the date of this Agreement, 430,000 shares of Common Stock. The Company hereby acknowledges receipt from the Executive of $4,300, representing an amount equal to the aggregate par value of the Common Stock. The Company accordingly represents and warrants to the Executive that the foregoing shares of Common Stock have been validly issued and are fully paid and nonassessable.

                  3. Stockholder Approval of Class B Common Stock. The Company shall submit to its stockholders at its next annual meeting of stockholders a proposal to amend the Company's Certificate of Incorporation as set forth in the Certificate of Amendment. The proxy materials delivered to the Company's stockholders in connection with such meeting shall include the recommendation of the Company's Board of Directors that the Company's stockholders vote in favor of and approve the proposal to amend the Company's Certificate of Incorporation and the Company shall otherwise use its reasonable best efforts to cause such proposal to be approved by its stockholders. Immediately after such stockholder meeting, provided that such proposal has been approved by the requisite vote of the Company's stockholders, the Company shall cause the Certificate of Amendment to be filed with the Secretary of State of the State of Delaware in accordance with the requirements of the Delaware General Corporation Law. Immediately following the filing of the Certificate of Amendment, the Executive shall surrender to the Company the shares of Common Stock issued to the Executive pursuant to Section 2, together with appropriate stock powers duly executed in blank, and in exchange therefor the Company shall issue to the Executive an equal number of shares of Class B Common Stock. Upon surrender to the Company, the shares of Common Stock formerly held by the Executive shall resume the status of authorized but unissued shares of Common Stock. If the proposal to approve the Certificate of Amendment is not approved by the Company's stockholders as contemplated by this Section 3, then the Executive shall be entitled to continue to hold the shares of Common Stock issued to him pursuant to Section 2. The shares of Common Stock and Class B Common Stock issued to the Executive pursuant to this Agreement are referred to collectively as the "Restricted Stock."

                  4.  Dividend and Voting Rights.

                  (a) So long as the Executive continues to serve as a director of the Company and irrespective of whether the Restricted Stock is deemed to have vested in accordance with the provisions of Section 5, the Executive shall be entitled to exercise all voting rights with respect to the Restricted Stock, including all preferential voting rights to which the holders of Class B Common Stock may become entitled from and after the Conversion Date, and shall be entitled to receive all dividends and distributions payable in respect of the Restricted Stock.

                  (b) Except as otherwise provided in Section 8, as of the date the Executive ceases to serve as a director of the Company for any reason, the Executive, or his executor or legal representative, shall (i) immediately cease to be entitled to exercise any preferential voting rights with respect to any shares of Class B Common Stock held by the Executive or his estate and (ii) cease to be entitled to receive any dividend or distribution thereafter payable in respect of the Restricted Stock.

                  5.  Vesting.

                  (a) The Restricted Stock shall be deemed to have vested (i) in full on September 30, 2005, if the Executive is serving as both a director and an officer of the Company on such date, (ii) in part, as provided in
      Section 5(b), on September 30, 2005, if the Executive is serving as a director, but not as an officer, of the Company on such date, (iii) in part, as provided in Section 5(b), upon the Executive's death prior to September 30, 2005 if the Executive is serving as a director of the Company as of the date of his death, (iv) in part, as provided in Section 5(b), upon the Executive's resignation as a director of the Company prior to September 30, 2005 due to Disability, (v) in full upon the occurrence of a Change in Control prior to September 30, 2005 provided that the Executive was serving as a director of the Company on the date 90 days prior to the occurrence of such Change in Control, and (vi) in full in the event the Executive is not nominated as a director of the Company or if the Executive is nominated as a director but not elected by the Company's stockholders.

                  (b) If (i) the Executive is serving as a director, but not an officer, of the Company on September 30, 2005, (ii) the Executive dies prior to September 30, 2005 while serving as a director of the Company or
      (iii) the Executive resigns as a director of the Company prior to September 30, 2005 due to Disability, the number of shares of Restricted Stock that will be deemed to have vested for purposes of this Agreement will be equal to (A) 5,308.65 shares, multiplied by the number of full calendar months in the period commencing as of January 1, 1999 and ending on September 30, 2005 or the date of the death or resignation of the Executive, as applicable, during which the Executive served both as a director and an officer of the Company and (B) 2,654.325 shares, multiplied by the number of full calendar months in the period commencing as of January 1, 1999 and ending on September 30, 2005 or the date of the death or resignation of the Executive, as applicable, during which the Executive served as a director, but not an officer, of the Company.

                  (c) In addition to any shares of Restricted Stock which may be deemed to have vested in accordance with the provisions of Section 5(b), if the Executive dies prior to September 30, 2005 while serving as a director of the Company, the Executive shall be deemed to have vested in an additional number of shares of Restricted Stock equal to quotient determined by dividing (i) the total number of shares of Restricted Stock minus the number of shares of Restricted Stock deemed to have vested upon the Executive's death in accordance with the provisions of Section 5(b) by
      (ii) 2.

                  6. Forfeiture and Conversion of Restricted Shares.

                  (a) Except as otherwise provided in Section 8, as of the date the Executive ceases for any reason to serve as a director of the Company, any shares of Restricted Stock which are not deemed to have vested as of such date in accordance with the provisions of Section 5 shall be immediately forfeited by the Executive and neither the Executive, his estate nor any other person acting on behalf of the Executive or claiming any interest in his estate shall have any further rights or interests in any such forfeited shares of Restricted Stock. Except as otherwise provided in Sections 7 and 8, all shares of Class B Common Stock which are forfeited by the Executive shall be deemed to have been converted into shares of Common Stock immediately upon such forfeiture and shall not be reissued by the Company.

                  (b) Except as otherwise provided in Sections 7 or 8, within 30 days after the date the Executive ceases for any reason to serve as a director of the Company, any shares of Class B Common Stock which are deemed to have vested in accordance with the provisions of Section 5 as of the date of the Executive's cessation of service as a director shall be converted into shares of Common Stock and share certificates evidencing such shares of Common Stock shall be issued to the Executive or his estate or legal representative.

                  7.  Restrictions on Transfer.

                  (a) Except as otherwise expressly provided in this Section 7, the Executive shall not Transfer any interest in any share of Restricted Stock.

                  (b) At any time and from time to time after the Conversion Date, the Executive, so long as he is then serving as a director of the Company, may deliver written notice to the Secretary of the Company designating one or more persons also then serving as a director of the Company as a permitted transferee of all or a portion of the Restricted Stock pursuant to this Section 7(b). At any time after the date such notice of designation is delivered by the Executive, the Board, acting upon the vote or consent of the majority of the directors then in office (excluding for this purpose the Executive), may approve the person or persons designated in the Executive's notice of designation and each such person, as of the date of such approval by the Board, shall be deemed to be a "Permitted Transferee" for purposes of this Agreement. The Board, acting as aforesaid, may in connection with the approval of any person as a Permitted Transferee stipulate conditions on such approval (including the number of shares of Restricted Stock permitted to be transferred to such person and the terms and conditions under which such person will be permitted to hold such shares). At any time during the period commencing on the date of the approval of any person as a Permitted Transferee and ending upon the occurrence of a Change in Control, those directors constituting the Incumbent Board, acting upon the vote or consent of the majority of such directors (excluding for this purpose the Executive), may act to rescind such approval, in which event such person shall thereafter no longer be deemed to be a Permitted Transferee for purposes of this Agreement, or to modify the terms and conditions under which such Permitted Transferee is permitted to hold shares of Restricted Stock transferred to such Permitted Transferee.

                  (c) The Executive or his executor or legal representative may, upon Executive's death or his resignation as a director of the Company due to Disability, Transfer all or any portion of the Restricted Stock, without regard to whether such Restricted Stock is deemed to have vested in accordance with Section 5, to any Permitted Transferee subject to any conditions relating to such Transfer determined by the Board in accordance with the provisions of Section 7(b).

                  (d) Upon any Transfer of Restricted Stock pursuant to the provisions of Section 7(c), the Company, as of the effective date of such Transfer, shall issue to the Executive (or to his estate in the event of the Executive's death) a number of shares of Common Stock equal to the number of shares of Restricted Stock included in such Transfer which were deemed to have vested in accordance with the provisions of Section 5 as of the date of the Executive's death or resignation as a director.

                  (e) Following the date upon which any shares of Class B Common Stock have deemed to have vested in accordance with the provisions of
      Section 5, the Executive or his executor or legal representative may at any time convert such shares into shares of Common Stock and may at any time thereafter Transfer such shares of Common Stock, subject to any restrictions on Transfer arising under the federal or applicable state securities laws.

                  8. Change in Control. Notwithstanding any provision of this Agreement to the contrary, if the Executive's cessation of service as a director or officer of the Company occurs as of result of, or directly or indirectly in connection with, a Change in Control, then (a) the Executive shall continue to be entitled to exercise all preferential voting rights to which the holders of the Class B Common Stock may be entitled, (b) all of the Restricted Stock shall be deemed to have vested immediately upon the occurrence of such Change in Control and (c) none of the Restricted Stock shall be required to be forfeited or converted by the Executive or his estate.

                  9.  Delivery of Shares; Stock Legends.

                  (a) At all times during the period during which the Transfer of the Restricted Stock is prohibited in accordance with the provisions of
      Section 7, all stock certificates evidencing the Restricted Stock shall be held in custody by the Company for the Executive's account. Upon the expiration or termination of such period, the Company shall deliver to the Executive or his estate, as applicable, stock certificates, without any legend other than as to applicable securities law transfer restrictions, evidencing the number of shares of Restricted Stock which are deemed to have vested in accordance with the provisions of Section 5. Except as otherwise provided in Section 7, upon the forfeiture of any Restricted Stock, such Restricted Stock shall be transferred to the Company, without further action by the Executive, as an issued, reacquired share, and shall be deemed to have been converted into shares of Common Stock immediately upon such forfeiture and shall not be reissued by the Company.

                  (b) Each certificate evidencing shares of Restricted Stock shall be imprinted with a legend in substantially the following form:

                  "The   securities   represented  by  this   certificate   were
                  originally issued on January 15, 1999, and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Restricted Stock Agreement dated as of January 15, 1999, between the Energy Conversion Devices, Inc., a Delaware corporation (the "Company") and Robert C. Stempel, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions will be furnished by the Company to the holder hereof upon written request and without charge."

                  10.  Tax Matters.

                  (a) The Restricted Stock issued to the Executive pursuant to this Agreement shall be deemed to have been issued at the fair market value thereof as of the date of the initial issuance thereof as provided in this Agreement or, in the case of any securities constituting Restricted Stock issued after such initial issuance date, as of the date of issuance of such security. For this purpose, the fair market value of each share of Class B Common Stock shall be deemed to be equal to the closing sale price of a share of Common Stock on the date of issuance thereof as reported by The Nasdaq Stock Market, Inc.

                  (b) The Executive acknowledges that he will be taxed on the value of the Restricted Stock as of the date such Restricted Stock is deemed to have vested in accordance with the provisions of Section 5. The Executive further acknowledges that he understands that he may make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), to be taxed on the value of the Restricted Stock as of the date of this Agreement rather than in the years the Restricted Stock is deemed to have vested. The Executive, after consulting with his personal legal, tax and financial advisors, hereby notifies the Company that he does not intend to make such an election with respect to the Restricted Stock to be issued to him pursuant to this Agreement.

                  (c) Upon the vesting of the Restricted Stock, the Company shall be entitled to make appropriate arrangements to satisfy any tax withholding requirements provided by applicable law.

                  (d) If, as a result of the immediate vesting of the Restricted Stock in connection with a Change in Control as provided in Section 8(b), any payment or benefit (within the meaning of Section 280G(b)(2) of the Code) to the Executive or for the Executive's benefit paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise in connection with the Executive's employment with the Company (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code, or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively referred to as the "Excise Tax"), then the Executive will be entitled to receive an additional payment (a "Gross-Up Payment") from the Company in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes and any Excise Tax imposed upon the Gross-Up Payment), the amount of the Gross-Up Payment retained by the Executive equals the Excise Tax imposed upon such Payment.

                  11.  Registration Rights.

                  (a) Upon the terms and subject to the conditions set forth in this Section 11, the Executive or his estate or legal representative may request a single registration (the "Demand Registration") under the Securities Act of 1933, as amended (the "Securities Act"), of all or part of the Registrable Securities.

                  (b) The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in connection with the Demand Registration.

                  (c) The Company shall not include in the Demand Registration any securities which are not Registrable Securities without the prior written consent of the Executive or his estate or legal representative. If the Demand Registration is an underwritten offering and the managing underwriters advise the Company that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities which can be sold in an orderly manner in such offering within a price range acceptable to the Executive or his estate or legal representative, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering.

                  (d) The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for the Demand Registration if the Company determines in good faith that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company to engage in any acquisition of assets (other than in the ordinary course of business), merger, consolidation or tender offer or to enter into any material license agreement, joint venture arrangement or similar transaction; provided that in such event, the holders of Registrable Securities shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as the permitted Demand Registration hereunder and the Company shall pay all Registration Expenses in connection with such registration.

                  (e) Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration and other than registrations on Form S-4, Form S-8 or any similar or successor registration forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Regis tration"), the Company shall give prompt written notice to the Executive of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the giving of the Company's notice.

                  (f) The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in connection with all Piggyback Registrations.

                  (g) If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities and any other securities requested to be included in such registration by holders entitled to registration rights in connection therewith, pro rata among such holders based on the number of shares requested to be included in such registration, and (iii) third, other securities requested to be included in such registration

                  (h) If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Com pany in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities and any other securities requested to be included in such registration by holders entitled to registration rights in connection therewith, pro rata among such holders based on the number of shares requested to be included in such registration, and (iii) third, other securities requested to be included in such registration.

                  (i) Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition.

                  (j) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  (k) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the regis tration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual to each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                  (l) The registration rights provided in this Section 11 shall be exercisable only after the vesting of the Restricted Stock in accordance with the provisions of Section 5 and shall not be deemed to permit the Transfer of any Restricted Stock otherwise prohibited in this Agreement.

                  12.  Miscellaneous.

                  (a) Any notice required or permitted hereunder shall be made in writing (i) either by actual delivery of the notice into the hands of the party thereunder entitled, or (ii) by the mailing of the notice in the United States mail, certified or registered mail, return receipt requested, all postage prepaid and addressed to the party to whom the notice is to be given at the party's respective address set forth below, or such other address as the parties may from time to time designate by written notice as herein provided.

                  As addressed to the Company:

                     Energy Conversion Devices, Inc.
                     1675 West Maple Road
                     Troy, Michigan 48084

                  With a copy (which shall not constitute notice) to:

                     Chester T. Kamin, Esq.
                     Jenner & Block
                     One IBM Plaza
                     Chicago, Illinois  60611

                  As addressed to the Executive:

                     Robert C. Stempel
                     c/o Energy Conversion Devices, Inc.
                     1675 West Maple Road
                     Troy, Michigan 48084

                  With a copy (which shall not constitute notice) to:

                     William L. Weber, Jr., Esq.
                     Daniels & Kaplan, P.C.
                     401 South Old Woodward Avenue
                     Suite 350
                     Birmingham, Michigan 48009-6613

                  The notice shall be deemed to be received in case (i) on the date of its actual receipt by the party entitled thereto and in case (ii) on the third day after date of its mailing.

                  (b) No amendment or modification of this Agreement shall be valid or binding upon the Company unless made in writing and signed by an officer of the Company duly authorized by the Company's Board of Directors or upon the Executive unless made in writing and signed by him. The waiver by any party of the breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

                  (c) THE VALIDITY AND EFFECT OF THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF MICHIGAN.

                  (d) This Agreement (together with the Employment Agreement, the Stock Option Agreement and any other agreements pursuant to which the Executive has been granted stock options by the Company) contains all of the terms agreed upon by the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements and communications between the parties dealing with such subject matter, whether oral or written.

                  (e) This Agreement shall be binding upon and shall inure to the benefit of the transferees, successors and assigns of the Company, including any company or corporation with which the Company may merge or consolidate, and shall be binding upon the Executive and shall inure to the benefit of the Executive and his heirs, executors, personal representative and beneficiaries.

                  (f) In the event of any suit or proceeding by the Executive seeking to enforce the terms, covenants or conditions of this Agreement, the Executive, if he prevails, shall in addition to all other remedies and relief that may be available under this Agreement or applicable law recover his reasonable attorneys' fees and costs as shall be determined and awarded by the court.

                  (g)   Numbers  and  titles  to   paragraphs   hereof  are  for
      information purposes only and, where inconsistent with the text, are to be disregarded.

                  (h)  This   Agreement   may  be  executed  in  any  number  of
      counterparts, each of which shall be deemed an original, but all of which when taken together, shall be and constitute one and the same instrument.

                                 * * * * *

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


                                 ENERGY CONVERSION DEVICES, INC.



                                 By: /s/ Stanford R. Ovshinsky
                                     -------------------------------------------
                                     Its:  President and Chief Executive Officer





                                     /s/ Robert C. Stempel
                                     -------------------------------------------

                                                                  EXHIBIT D



                           STOCK OPTION AGREEMENT



                  STOCK OPTION AGREEMENT dated as of January 15, 1999 by and between Energy Conversion Devices, Inc., a Delaware corporation (the "Company"), and Robert C. Stempel (the "Executive").

                  The Executive currently serves as the Chairman of the Board of Directors and Executive Director of the Company. In order to induce the Executive to continue to devote his full business time and attention to the business and affairs of the Company, the Company and the Executive have entered into an Executive Employment Agreement dated as of the date hereof (the "Employment Agreement") and the Company has agreed to issued to the Executive certain shares of its Class B Common Stock, par value $.01 per share, pursuant to a Restricted Stock Agreement dated as of the date hereof (the "Restricted Stock Agreement") and to grant to the Executive an option to acquire certain shares of the Company's Common Stock, par value $.01 per share, upon the terms and subject to the conditions set forth in this Agreement.

                  For  good  and   valuable   consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, the Company and the Executive do hereby agree as follows:

                  1. Defined Terms. As used in this Agreement, the following capitalized terms shall have the meanings indicated in this Section 1:

                  "Aggregate Exercise Price" has the meaning set forth in
                  Section 3(b).

                  "Common Stock" means shares of the Company's Common Stock, par value $.01 per share; provided that if there is a change such that the securities issuable upon exercise of the Option are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Common Stock" shall mean one share of the securities issuable upon exercise of the Option if such securities is issuable in shares, or shall mean the smallest unit in which such securities is issuable if such securities is not issuable in shares.

                  "Company" means Energy Conversion Devices, Inc., a Delaware corporation.

                  "Executive" means Robert C. Stempel.

                  "Exercise Price" has the meaning set forth in Section 2.

                  "Exercise Period" has the meaning set forth in Section 3(a).

                  "Exercise Time" has the meaning set forth in Section 3(b).

                  "Liquidating Dividend" has the meaning set forth in Section 6.

                  "Market Price" means, as to any securities, the average of the closing prices of the sales of such securities on all domestic securities exchanges on which such securities may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges as the end of such day, or, if on any day such securities is not so listed, the average of the representative bid and asked prices quoted in The Nasdaq Stock Market, Inc. as of 4:00 P.M., New York City time, on such day, or, if on any day such securities is not quoted in The Nasdaq Stock Market, Inc., the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided that if such securities is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such securities is not listed on any domestic securities exchange or quoted in The Nasdaq Stock Market, Inc. or the domestic over-the counter market, the "Market Price" shall be the fair value thereof determined jointly the Company and the Executive; provided that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Executive. The determination of such appraiser shall be final and binding on the Company and the Executive, and the fees and expenses of such appraiser shall be paid by the Company.

                  "Option" has the meaning set forth in Section 2.

                  "Organic Change" has the meaning set forth in Section 5(c).

                  "Purchase Rights" has the meaning set forth in Section 7.

                  2. Grant of Option. Upon the terms and subject to the conditions set forth in this Agreement, the Company hereby grants the Executive the option (the "Option") to purchase up to 300,000 shares of the Company's Common Stock at an exercise price of $10.688 per share (the "Exercise Price"). The number of shares issuable upon the exercise of the Option and the Exercise Price are subject to adjustment as provided in this Agreement.

                  3.  Exercise of Option.

                  (a) The Executive may exercise, in whole or in part (but not as to a fractional share of Common Stock), the Option at any time and from time to time after the date of this Agreement to and including the tenth anniversary of the date hereof (the "Exercise Period"). The Company shall give the Executive written notice of the expiration of the Exercise Period at least 30 days but not more than 90 days prior to the expiration of the Exercise Period.

                  (b) The Option shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

                        (i) a written notice of exercise executed by or on behalf of the Executive;

                        (ii)  a copy of this Agreement; and

                        (iii) either (A) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate Exercise Price") or (B) the surrender to the Company of securities of the Company having a Market Price equal to the Aggregate Exercise Price of the Common Stock being purchased upon such exercise.

                  (b) Certificates for shares of Common Stock purchased upon exercise of the Option shall be delivered by the Company to the Executive within five business days after the date of the Exercise Time. In connection with any partial exercise of the Option, unless the Option has expired or been exercised in full, the Company shall prepare a new agreement, substantially identical hereto, representing the rights formerly represented by this Agreement that have not expired or been exercised and shall, within such five-day period, deliver such new agreement to the Executive.

                  (c) The Common Stock issuable upon the exercise of the Option shall be deemed to have been issued to the Executive at the Exercise Time, and the Executive shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

                  (d) The Executive acknowledges that the exercise of the Option may subject the Company to a tax withholding obligation. The Company and the Executive agree to cooperate to effect any such tax withholding in a mutually agreeable fashion.

                  (e) The issuance of certificates for shares of Common Stock upon exercise of the Option shall be made without charge to the Executive for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of the Option shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

                  (f) The Company shall not close its books against the transfer of any share of Common Stock issued or issuable upon the exercise of the Option in any manner which interferes with the timely exercise of the Option. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Agreement is at all times equal to or less than the Exercise Price then in effect.

                  (g) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the exercise of the Option, such number of shares of Common Stock issuable upon the exercise of the Option in full. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

                  4. Fractional Shares. If a fractional share of Common Stock would, but for the provisions of Section 3(a), be issuable upon exercise of the Option, the Company shall, within five business days after the date of the Exercise Time, deliver to the Executive a check payable to the Executive in lieu of such fractional share in an amount equal to the difference between the Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

                  5. Adjustment of Exercise Price and Number of Shares.

                  (a) In order to prevent dilution of the rights granted under this Agreement, the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Agreement shall be subject to adjustment from time to time as provided in this Section 5.

                  (b) If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of the Option shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock obtainable upon exercise of the Option shall be proportionately decreased.

                  (c) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another person or entity or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Executive) to insure that the Executive shall thereafter have the right to acquire and receive in lieu of or addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of the Option, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of the Option had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance satisfactory to the Executive) with respect to the Executive's' rights and interests to insure that the provisions of this Section 5 shall thereafter be applicable to the Option (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon exercise of the Option). The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Executive) the obligation to deliver to the Executive such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Executive may be entitled to acquire.

                  (d) Promptly following any adjustment of the Exercise Price, the Company shall give written notice thereof to the Executive setting forth in reasonable detail and certifying the calculation of such adjustment.

                  6. Liquidating Dividends. If the Company declares or pays a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company shall pay to the Executive at the time of payment thereof the Liquidating Dividend which would have been paid to the Executive on the Common Stock had the Option been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

                  7. Purchase Rights. If at any time the Company grants, issues or sells any options, warrants, convertible securities or rights to purchase stock, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Executive shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Executive could have acquired if the Executive had held the number of shares of Common Stock acquirable upon complete exercise of the Option immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights.

                  8. No Voting Rights; Limitations of Liability. This Agreement shall not entitle the Executive to any voting rights or other rights as a stockholder of the Company pertaining to the Common Stock issuable to the Executive upon the exercise of the Option. No provision hereof, in the absence of affirmative action by the Executive to purchase Common Stock, and no enumeration herein of the rights or privileges of the Executive, shall give rise to any liability of the Executive for the Exercise Price of Common Stock acquirable by exercise of the Option or as a stockholder of the Company.

                  9. Registration Rights. The Executive shall be entitled to registration rights with respect to the shares of Common Stock issuable upon the exercise of the Option as provided in the Restricted Stock Agreement.

                  10.  Miscellaneous.

                  (a) Any notice required or permitted hereunder shall be made in writing (i) either by actual delivery of the notice into the hands of the party thereunder entitled, or (ii) by the mailing of the notice in the United States mail, certified or registered mail, return receipt requested, all postage prepaid and addressed to the party to whom the notice is to be given at the party's respective address set forth below, or such other address as the parties may from time to time designate by written notice as herein provided.

                  As addressed to the Company:

                        Energy Conversion Devices, Inc.
                        1675 West Maple Road
                        Troy, Michigan 48084

                  With a copy (which shall not constitute notice) to:

                        Chester T. Kamin, Esq.
                        Jenner & Block
                        One IBM Plaza
                        Chicago, Illinois  60611

                  As addressed to the Executive:

                        Robert C. Stempel
                        c/o Energy Conversion Devices, Inc.
                        1675 West Maple Road
                        Troy, Michigan 48084

                  With a copy (which shall not constitute notice) to:

                        William L. Weber, Jr., Esq.
                        Daniels & Kaplan, P.C.
                        401 South Old Woodward Avenue
                        Suite 350
                        Birmingham, Michigan 48009-6613

                  The notice shall be deemed to be received in case (i) on the date of its actual receipt by the party entitled thereto and in case (ii) on the third day after date of its mailing.

                  (b) No amendment or modification of this Agreement shall be valid or binding upon the Company unless made in writing and signed by an officer of the Company duly authorized by the Company's Board of Directors or upon the Executive unless made in writing and signed by him. The waiver by any party of the breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

                  (c) THE VALIDITY AND EFFECT OF THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF MICHIGAN.

                  (d) This Agreement (together with the Employment Agreement, the Restricted Stock Agreement and any other agreements pursuant to which the Executive has been granted stock options by the Company) contains all of the terms agreed upon by the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements and communications between the parties dealing with such subject matter, whether oral or written.

                  (e) This Agreement shall be binding upon and shall inure to the benefit of the transferees, successors and assigns of the Company, including any company or corporation with which the Company may merge or consolidate, and shall be binding upon the Executive and shall inure to the benefit of the Executive and his heirs, executors, personal representative and beneficiaries.

                  (f) In the event of any suit or proceeding by the Executive seeking to enforce the terms, covenants or conditions of this Agreement, the Executive, if he prevails, shall in addition to all other remedies and relief that may be available under this Agreement or applicable law recover his reasonable attorneys' fees and costs as shall be determined and awarded by the court.

                  (g)   Numbers  and  titles  to   paragraphs   hereof  are  for
      information purposes only and, where inconsistent with the text, are to be disregarded.

                  (h)  This   Agreement   may  be  executed  in  any  number  of
      counterparts, each of which shall be deemed an original, but all of which when taken together, shall be and constitute one and the same instrument.

                                 * * * * *

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


                                   ENERGY CONVERSION DEVICES, INC.



                                   By: /s/ Stanford R. Ovshinsky
                                      ------------------------------------------
                                      Its: President and Chief Executive Officer






                                       /s/ Robert C. Stempel
                                      ------------------------------------------

                               ENERGY CONVERSION DEVICES, INC.

                     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


   The undersigned hereby appoints ROGER JOHN LESINSKI and GHAZALEH KOEFOD and each of them, with power of substitution, and in place of each, in case of substitution, his or her substitute, the attorneys and proxies for and on behalf of the undersigned to attend the Annual Meeting of Stockholders (the "Meeting") of ENERGY CONVERSION DEVICES, INC. (the "Company") to be held at_______________________, on March 25, 1999 at _______ (E.S.T.) and any and all adjournments thereof, and to cast the number of votes the undersigned would be entitled to vote if then personally present. The undersigned instructs such proxies to vote as specified on this card.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2, 3 AND 4 AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.


     The Board of Directors of the Company recommends a vote FOR Proposals 1, 2, 3 and 4.

   1.  Election of Directors:   Stanford R. Ovshinsky, Iris M. Ovshinsky, Robert
       C. Stempel, Kenneth R. Baker, Nancy M. Bacon, Umberto Colombo, Hellmut Fritzsche, Joichi Ito, Seymour Liebman, Tyler Lowrey, Walter J. McCarthy, Jr., Florence I. Metz, Nathan J. Robfogel and Stanley K. Stynes.


[ ]  VOTE FOR ALL FOURTEEN NOMINEES LISTED ABOVE     [ ]  VOTE  WITHHELD FOR ALL
NOMINEES (except as directed to the contrary below):

INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name in the space provided below:

--------------------------------------------------------------------------------


   2. Proposal to approve the appointment of Deloitte & Touche LLP as independent accountants for the fiscal year ending June 30, 1999.

                              [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

   3. Proposal to approve the amendment of the Company's Certificate of Incorporation changing from September 14, 1999 to September 30, 2005 the date on which the Company's Class A Common Stock is deemed converted into Common Stock.

                              [ ] FOR     [ ] AGAINST     [ ] ABSTAIN



   4. Proposal to approve the increase in the Company's authorized capital stock providing for 430,000 shares of a new Class B Common Stock.


                              [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

   5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.


   _______________________________Dated:  ____________________,
   Signature:



   _______________________________Dated:  ____________________,
   Signature:

   Please sign exactly as your name appears above. If shares are registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should show their full titles.

  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED. If you have changed your address, please PRINT your new address above.


                               -40-